ANNUAL
                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                NOVEMBER 30, 1997

                                    TWENTIETH
                                     CENTURY
                                      GROUP

                              International Growth
                             International Discovery
                                Emerging Markets


                               TABLE OF CONTENTS

Report Highlights .........................................................    1

Our Message to You ........................................................    2

Market Perspective ........................................................    3

International Growth

           Performance & Portfolio Information ............................    4

           Management Q & A ...............................................    5

           Schedule of Investments ........................................    8

           Financial Highlights ...........................................   38

International Discovery

           Performance & Portfolio Information ............................   13

           Management Q & A ...............................................   14

           Schedule of Investments ........................................   17

           Financial Highlights ...........................................   41

Emerging Markets

           Performance & Portfolio Information ............................   23

           Management Q & A ...............................................   24

           Schedule of Investments ........................................   26

           Financial Highlights ...........................................   42

Statements of Assets and Liabilities ......................................   31

Statements of Operations ..................................................   32

Statements of Changes in Net Assets .......................................   33

Notes to Financial Statements .............................................   34

Independent Auditors' Report ..............................................   43

Proxy Voting Results ......................................................   44

Share Class and Retirement
Account Information .......................................................   47

Background Information

           Investment Philosophy and Policies .............................   48

           Comparative Indices ............................................   48

Glossary ..................................................................   49

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.


               AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                                       International Growth
                                                     International Discovery
                                                         Emerging Markets

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* The Morgan Stanley Capital Inter-national EAFE(reg.tm) Index, the standard investment performance measure of international stock markets, was essentially flat for the year ended November 30, 1997. Specifically, the EAFE Index lost 0.40% during the period.

* Currency devaluations in Southeast Asia precipitated steep market declines throughout the region. Japan, which accounts for a large portion of EAFE's value, finished the year sharply lower.

* Strong gains in European markets offset losses in Asia. Investors in Europe are benefiting from the region's increased focus on profitability and stock performance.

INTERNATIONAL GROWTH

* International Growth performed strongly, with a return of 18.12% for the year. Our focus on the earnings strength of individual companies identified problems in Southeast Asia, prompting an early exit from the region.

* The fund's strong performance relative to its peers garnered top industry rankings among international funds.

* Fund returns were boosted by holdings in European financial services firms that continued to benefit from liberalization and restructuring of the financial sector in Europe.

INTERNATIONAL DISCOVERY

* International Discovery had a total return of 17.76% for the year ended November 30, 1997. Its strong performance relative to its peers and benchmark can be explained by our early research and avoidance of Southeast Asian companies as well as good performance by a number of our European holdings.

* Financial stocks contributed significantly to returns. Profits were up at European banking and financial service providers as employers and workers pursue the U.S. model of retirement planning, which increasingly relies on equity investing.

*     During the final six months of the year, the fund's  weighting in Canadian
      companies  doubled  as  we  discovered  some  exciting   opportunities  in
      financial services, technology and energy.

EMERGING MARKETS

* Emerging Markets opened at a time when developing countries struggled with the effects of the economic woes in Southeast Asia. The fund's return was -17.00% during its first two months compared to a return of -19.60% for its benchmark index, the MSCI Emerging Markets Free Index. It beat its benchmark because fewer assets were invested in Asia.

* Southeast Asian companies that export goods to developed economies were primary fund holdings. These corporations tend to benefit if their local currency is devalued.

* Holdings in the financial sector hurt returns. Many emerging countries raised interest rates dramatically to protect their own currencies, impacting bank and other financial services companies' profits in these countries.

                             INTERNATIONAL GROWTH
                               INVESTOR CLASS(1)
TOTAL RETURNS:                                       AS OF 11/30/97
     6 Months                                           1.32%(2)
     1 Year                                              18.12%

NET ASSETS:                                           $1.7 billion
     (AS OF 11/30/97)

INCEPTION DATE:                                          5/9/91

TICKER SYMBOL:                                            TWIEX


                            INTERNATIONAL DISCOVERY
TOTAL RETURNS:                                           AS OF 11/30/97
    6 Months                                                2.28%(2)
    1 Year                                                   17.76%

NET ASSETS:                                              $626.3 million
    (AS OF 11/30/97)

INCEPTION DATE:                                              4/1/94

TICKER SYMBOL:                                                TWEGX


                               EMERGING MARKETS
    TOTAL RETURN:                                        AS OF 11/30/97
    Since Inception                                        -17.00%(2)

NET ASSETS:                                               $11.8 million

    (AS OF 11/30/97)

INCEPTION DATE:                                              9/30/97

TICKER SYMBOL:                                                 N/A

(1) See Share Classes, page 47.

(2) Not annualized.

         Many of the investment terms in this report are defined in the
                              Glossary on page 49.


     ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    Our international funds did a very good job of navigating the strong crosscurrents in foreign markets this year. Both Inter- national Growth and International Discovery finished their fiscal year far ahead of their performance benchmark. Once again, investment discipline and attention to business fundamentals made the difference. Our management team focuses on individual companies and looks for sound, fast-growing businesses worldwide. They build portfolios according to the earnings growth and quality of each company, not by countries or geographic regions.

    Although foreign markets were volatile this year, 1997 served as a good example of the diversification that international returns can offer investors, even in times of crisis. Over the long term, global markets in fact tend to perform independently. But when a crisis occurs, as it did in Southeast Asia later in the year, they often move together. Once the downward adjustments subside and investors regain perspective, markets decouple and go their separate ways again. Regional volatility notwithstanding, 1997 saw a wide variation in returns.

    Both International Growth and International Discovery were able to take advantage of this performance variation, and invested in some very attractive opportunities, especially in Europe. We also avoided much--though not all--of the turbulence afflicting the economies of Southeast Asia. Our newest fund, Emerging Markets, was just two months old when the fiscal year ended, and opened directly into a very difficult environment. Southeast Asia's troubles had already spread to Latin America, Eastern Europe, and Russia, so the fund's opportunities were limited. In spite of these conditions, our management team found individual companies we think have the fundamentals not only to come through the tough times in good shape, but also to make rapid progress once the present troubles abate. This approach has helped International Growth and International Discovery produce strong returns over the years, and we believe it will do the same for Emerging Markets.

    In 1997, we were active globally on more than one front. In July, J.P. Morgan agreed to become a significant minority shareholder in our company. J.P. Morgan has been in business over 150 years, serving institutions, governments and individuals with complex financial needs. In the proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    On a more personal note, 1998 also marks the 40th year since we launched our first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, and money market funds that provide investors with such a wide range of choice and flexibility.

    Whatever your financial goals, we believe we have an outstanding lineup of funds to help you pursue them.

Sincerely,

/s/James E. Stowers, Jr.            /s/James E. Stowers III
James E. Stowers, Jr.               James E. Stowers III
Chairman of the Board and Founder   Chief Executive Officer
                                    American Century Investment Management, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE


CHALLENGE AND OPPORTUNITY

    Foreign markets were unusually volatile during the fiscal year ended November 30, 1997. Stocks were buffeted by broad and dramatic economic changes that made for some very sharp contrasts among returns.

    The Morgan Stanley Capital International EAFE Index was essentially flat for the twelve months, declining 0.40%. Good performance in Europe saved the Index from a larger deficit, as the chart on this page suggests. Japan, which is the second largest economy in the world (behind the U.S.) and accounts for a large portion of EAFE's value, finished the year sharply lower.

    The contrast in performance between Asia and Europe was even more pronounced when one looks at individual countries. Some Asian markets, such as Thailand, were down over 70% (measured in local currencies), while selected markets in Europe and Latin America were up 40% or more. The declines in Southeast Asia were even more extreme when measured in U.S. dollars. Many Asian currencies, such as the Thai baht, were allowed to "float"--to find their real value in the marketplace instead of being artificially pegged to the value of more stable currencies, such as the U.S. dollar. Unfortunately, but not unexpectedly, the real market value of these currencies was much lower than their artificial, or pegged, value. By the end of November, the baht was the weakest it had been in almost 30 years, compared to the dollar.

    Markets in countries such as Germany, Switzerland, and Mexico were hitting new records until the depth and reach of the Asian crises became clearer late in the year. When the more mature--and presumably more stable--economy of Hong Kong came under pressure, other developing economies, such as Brazil, appeared vulnerable. It was also feared (correctly in many cases) that the earnings of European and U.S. multinational companies would be hurt.

HARD TIMES IN THE FAR EAST

    What caused the implosion of so many Asian markets this year? One reason was Asia's belief in growth for growth's sake. This served the region well for much of the 90s, but Asian manufacturing capacity eventually became dangerously overbuilt. Yet Japanese and European investors were still more than willing to finance the building boom. As a result, too much cash began chasing too few opportunities.

    Speculation was rampant. Awash in cash, local and foreign speculators alike pushed stock and real estate prices into the stratosphere (often by pledging one inflated investment as collateral for another). This created a credit vacuum under many Far Eastern economies.

    Will Southeast Asia recover? We believe that it will, but it may take a while and involve extensive economic reforms.

THE TRANSFORMATION OF EUROPE

    While Asia struggled, European commerce continued to undergo fundamental transformation. Many companies that used to be government-operated have been privatized (shares have been sold to individuals and the public). Many more have now begun to "Americanize," making changes that U.S. business effected early in the decade. European corporations are now emphasizing earnings growth, streamlining operations to become more efficient and productive, and consolidating--through mergers and acquisitions--to take advantage of corporate synergies and increase global clout. Management compensation is increasingly linked to profitability and share price performance, which has the effect of aligning the interests of European managers with those of shareholders like the funds.

    The coming European Monetary Union is driving many of these changes, but so is the success of the American business model, which focuses on profitability and often uses a company's stock price to grade the quality of its management. The European transformation has momentum and should be hard to derail, even if the Asian crises intensify. Europe could stumble, but we believe its long-term potential is real.

[line graph - data below]

MARKET PERFORMANCE MEASUREMENTS
Comparative Growth of $1.00 for the year ended November 30, 1997

           MSCI EAFE IX ND   MSCI Europe IX ND   MSCI Japan IX ND
11/30/96          $1.00           $1.00           $1.00
12/31/96          $0.99           $1.02           $0.93
01/31/97          $0.95           $1.02           $0.83
02/28/97          $0.97           $1.04           $0.85
03/31/97          $0.97           $1.07           $0.82
04/30/97          $0.98           $1.06           $0.85
05/31/97          $1.04           $1.11           $0.94
06/30/97          $1.10           $1.16           $1.02
07/31/97          $1.12           $1.22           $0.98
08/31/97          $1.03           $1.15           $0.90
09/30/97          $1.09           $1.26           $0.89
10/31/97          $1.01           $1.20           $0.80
11/30/97          $1.00           $1.22           $0.75

Value on 11/30/97
MSCI Europe Index $1.22
MSCI EAFE (reg. tm) Index $1.00
MSCI Japan Index $0.75

Comparative One-Year Returns for the year ended November 30, 1997

     MSCI Europe Index ....................  21.75%
     MSCI EAFE(reg.tm) Index ..............   -.40%
     MSCI Japan Index ..................... -24.64%


ANNUAL REPORT                                         MARKET PERSPECTIVE       3


                             INTERNATIONAL GROWTH

TOTAL RETURNS AS OF NOVEMBER 30, 1997(1)
                                                                         AVERAGE ANNUAL RETURNS
                              6 MONTHS          1 YEAR         3 YEARS          5 YEARS       LIFE OF FUND
INVESTOR CLASS
(inception 5/9/91)
  International Growth          1.32%           18.12%         13.36%           15.42%           13.75%
  MSCI EAFE(reg.tm) Index      -4.27%           -0.40%          6.19%           11.31%          6.73%(2)

ADVISOR CLASS
(inception 10/2/96)
  International Growth          1.21%           17.97% .......................................   19.04%
  MSCI EAFE(reg.tm) Index      -4.27%           -0.40% .......................................    2.50%

INSTITUTIONAL CLASS
(inception 11/20/97)
  International Growth .......................................................................   -0.43%
  MSCI EAFE(reg.tm) Index ....................................................................   N/A(3)

(1) Returns for periods less than one year are not annualized.

(2) For the period from 5/31/91 (the date nearest the class's inception for which data are available) to 11/30/97.

(3) A return for less than one month is not available.

See pages 47, 48 and 49 for more information about share classes, the comparative index and returns.

[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)

VALUE ON 11/30/97
International Growth           $22,819
MSCI EAFE                      $15,272

                   INTERNATIONAL GROWTH                 MSCI EAFE INDEX
DATE             ACCT VALUE        RETURN          ACCT VALUE          RETURN
5/31/91           $10,000                            $10,000
6/30/91            $9,596           -4.04%            $9,265           -7.35%
9/30/91           $10,231            2.31%           $10,060            0.60%
12/31/91          $10,802            8.02%           $10,228            2.28%
3/31/92           $11,418           14.18%            $9,014           -9.86%
6/30/92           $12,112           21.12%            $9,205           -7.95%
9/30/92           $11,611           16.11%            $9,344           -6.56%
12/31/92          $11,325           13.25%            $8,983          -10.17%
3/31/93           $12,301           23.01%           $10,060            0.60%
6/30/93           $12,818           28.18%           $11,072           10.72%
9/30/93           $13,654           36.54%           $11,806           18.06%
12/31/93          $16,155           61.55%           $11,908           19.08%
3/31/94           $15,568           55.68%           $12,324           23.24%
6/30/94           $15,778           57.78%           $12,954           29.54%
9/30/94           $16,344           63.44%           $12,967           29.67%
12/31/94          $15,387           53.87%            $12,83           28.34%
3/31/95           $14,879           48.79%           $13,073           30.73%
6/30/95           $15,741           57.41%           $13,168           31.68%
9/30/95           $16,581           65.81%           $13,717           37.17%
12/31/95          $17,216           72.16%           $14,273           42.73%
3/31/96           $17,614           76.14%           $14,685           46.85%
6/30/96           $18,455           84.55%.          $14,917           49.17%
9/30/96           $18,500           85.00%           $14,899           48.99%
12/31/96          $19,700           97.00%           $15,136           51.36%
3/31/97           $20,789          107.89%           $14,899           48.99%
6/30/97           $23,610          136.10%           $16,832           68.32%
9/30/97           $24,501          145.01%           $16,714           67.14%
11/30/97          $22,819          128.19%           $15,272           52.72%

$10,000 investment made 5/31/97

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see Total Returns table above).

The line representing International Growth's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the MSCI EAFE(reg.tm) index does not.


PORTFOLIO AT A GLANCE
                                               11/30/97          11/30/96
Number of Companies                              122               101
Portfolio Turnover                               163%              158%
Expense Ratio (for Investor Class)              1.38%(1)          1.65%(1)

(1) Management voluntarily lowered fees beginning in August 1996. The lower fees became permanent in August 1997 following a proxy vote. For more information see
Note 2 on page 35.


4     INTERNATIONAL GROWTH                   AMERICAN CENTURY INVESTMENTS


                             INTERNATIONAL GROWTH

MANAGEMENT Q & A

    An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the International Growth investment team.

INTERNATIONAL GROWTH PERFORMED VERY WELL THIS YEAR. WHAT EXPLAINS ITS OUTSTANDING RETURNS?

    This was a difficult year in foreign markets. The fund's benchmark, the Morgan Stanley Capital International EAFE Index, was slightly negative, down -0.40% for the twelve months ended November 30, 1997. The markets of Southeast Asia and Japan were much weaker. We think this serves to highlight just how well International Growth performed, returning 18.12%.

    International Growth also did well versus other foreign stock funds. Morningstar, a large mutual fund rating service, ranked International Growth in the top 3% out of 413 foreign stock funds for the twelve months ended November
30. International Growth also ranked in the top 10% out of 253 funds for the three-year period and 14% out of 108 for five years.*

    We're both pleased and proud of International Growth's performance record, but we're also aware that it sets a very high hurdle going forward. Our challenge is to keep returns ahead of the competition.

    Our investment methodology is largely responsible for the good results to date. This year, the "bottom up" approach, which focuses on the earnings growth of individual companies, led us to faster-growing European companies and away from slower-growing companies in troubled areas, such as Southeast Asia and Japan. In Europe, many companies continued the robust growth they have enjoyed for more than two years. Low interest rates and optimism that low rates will continue enabled businesses to restructure and re-engineer their operations, resulting in greater efficiencies and profitability. Fund returns were boosted by holdings

* Morningstar rankings are based on average annual total returns.
Past performance is no guarantee of future results.

[bar chart - data below]

INTERNATIONAL GROWTH'S ONE-YEAR RETURNS(1) (Periods ended November 30)

          INTL GROWTH           EAFE(reg.tm)
1991(2)        2.50%           -2.74%
1992           8.77%           -8.11%
1993          31.04%           24.27%
1994           7.28%           14.84%
1995           5.93%            7.57%
1996          16.35%           11.76%
1997          18.12%           -0.40%

This chart illustrates the fund's returns over the past six years and compares them with EAFE(reg.tm)'s returns. International Growth's total returns include operating expenses, while the index's returns do not. See page 48 for a description of EAFE(reg.tm). Past performance is no guarantee of future results. Investment return and principal value will fluctuate and redemption value may be more or less than original cost.

(1) Investor Class.

(2) Returns from 5/31/91(the date closest to fund's inception for which data were available) to 11/30/91.


ANNUAL REPORT                                  INTERNATIONAL GROWTH      5


                             INTERNATIONAL GROWTH

in financial service firms that continued to benefit from the boom brought on by the liberalization and restructuring of the financial sector in Europe.

WHICH EUROPEAN HOLDINGS CONTRIBUTED TO  PERFORMANCE THIS YEAR?

    Some of the year's top performers include Credit Suisse Group, one of the fund's larger positions, Skandia, an insurance company located in Sweden, and
Credito Italiano, an Italian bank. Credit Suisse is a very large, well-capitalized banking, brokerage, and insurance company based in Switzerland. Skandia is benefiting from higher demand for its expanded product line in Europe, the United States and Japan. Credito Italiano is under-going a major transformation which is typical of the better growth companies in Europe. Unlike its competitors, Credito Italiano has restructured to focus on high-profit growth areas, such as asset management and mutual funds. We are pleased with Credito Italiano's performance and expect it and Inter-national Growth's other bank holdings to benefit from improving internal efficiencies as well as from changes in European economic structure.

    In general, fund performance benefited from a significant stake in European bank stocks. Strong growth in the banking and financial sector is being driven by several important catalysts, most notably the trend toward consolidation currently taking place in the industry, labor reforms that will tighten the region's work forces and the decline in interest rates as European countries prepare for EMU (European Monetary Union).

    The fund's best stock this year was Phillips Electronics N.V., the largest electronics manufacturer in Europe. Phillips dramatically improved its bottom line with several recently implemented cost-cutting measures, including a smaller and more productive work force and the sale or turnaround of less profitable operations. SAP, a German software company, also ranked among the best performers. SAP, the largest supplier of business application software in the world, is experiencing booming demand globally as companies focus on productivity and business efficiency. SAP's software products can help manage operations as diverse as personnel and production.

    Finally,   telecommunications   equipment  stocks,   such  as  Nokia,  added
significantly to performance.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO SINCE THE SEMIANNUAL REPORT?

    Obviously the greatest change has been the shift from Japanese companies to companies in Europe. A number of disappointing earnings announcements caused us to sell many Japanese holdings. Our earnings momentum strategy led us to begin


TOP TEN HOLDINGS                                 % of fund investments
                                                As of             As of
                                               11/30/97          5/31/97

Novartis AG                                      4.7%             3.8%

British Aerospace PLC                            2.3%             2.1%

ING Groep N.V.                                   2.1%             2.8%

Novo Nordisk A/S Cl B                            1.9%              -

Misys plc                                        1.8%             1.5%

Credito Italiano                                 1.8%             0.5%

Credit Suisse Group                              1.7%             2.4%

Axa-UAP                                          1.7%             1.0%

Pearson plc                                      1.7%              -

Roche Holding AG                                 1.6%             1.5%


See the Schedule of Investments for company nationalities and descriptions.


TOP FIVE INDUSTRIES
                                                 % of fund investments
                                               As of              As of
                                              11/30/97           5/31/97

Financial Services                              12.6%             6.9%

Banking                                         12.2%             6.2%

Pharmaceuticals                                 10.8%             7.2%

Computer Software &
Services                                        7.8%              3.3%

Electrical & Electronic
Components                                      5.3%              11.3%


6      INTERNATIONAL GROWTH                   AMERICAN CENTURY INVESTMENTS


                             INTERNATIONAL GROWTH

decreasing these positions way back in April. We also pay attention to macroeconomic events, and when the growth of Japan's gross domestic product slowed significantly, it confirmed what we were seeing in individual companies, so we reacted quickly.

    On a sector and industry basis, our greatest shifts were in the electrical and electronic components industry, where we reduced the fund's holdings by more than half in response to Asia's negative impact on earnings. In the banking and financial services sectors, we increased weightings from 13.1% of total portfolio assets to 24.8%. The fund maintains meaningful positions in computer software and services companies as well as in pharmaceuticals, both of which continue to demonstrate accelerating growth.

WHICH STOCKS WERE DISAPPOINTING?

    Asian companies tended to dominate this list. Examples include Shanghai Industrial, a Hong Kong-based conglomerate that had been growing well in the flourishing economy that China has enjoyed, and Standard Chartered, a U.K.-based bank with offices throughout Asia. Standard Chartered's fundamental business remains sound, but its earnings outlook has become slightly clouded, again due to its Asian exposure. But we believe the company is well-positioned to benefit from the expected "flight to quality," as investors look for more stable companies, so we continue to watch it closely.

    Another disappointing performer was Fujikura, a Japanese manufacturer of fiber optics, which suffered a significant price decline when it announced a drop in order growth. This followed a similar announcement by Corning, Inc., the global leader in fiber optics production. Both firms had built up inventories in response to demand from customers who, fearing future shortages in the supply of fiber optic cable, double- and triple-ordered. Demand slowed significantly in the third quarter, however, leaving the companies with excess inventories.

GIVEN THE VOLATILITY WE SAW THIS YEAR, WHAT IS YOUR OUTLOOK FOR INTERNATIONAL MARKETS?

    We firmly believe that there will continue to be very significant investment opportunities internationally. The world is changing at a tremendous pace. As American-style capitalism makes its way into almost every corner of the globe, it is creating an unprecedented number of attractive businesses. Despite the setbacks in Asia, there are many excellent companies in other parts of the world. Europe continues to benefit from the introduction of market-oriented policies, corporate restructuring, lower taxes, and the introduction of a common currency in 1999. Longer-term, we are confident that pockets of Asia will recover and once again provide significant returns. We are, as always, watching company earnings very carefully.

[bar chart - data below]

INTERNATIONAL GROWTH'S INVESTMENTS BY COUNTRY

                       11/30/97             5/31/97
United Kingdom            19%                 11%
Switzerland               13%                 13%
Netherlands               10%                 10%
France                    10%                 10%
Japan                      9%                  9%
Germany                    9%                  9%
Canada                     7%                  7%
Sweden                     4%                  4%
Other                     19%*                19%

*No other country represented more than 4% of investments as of 11/30/97.


ANNUAL REPORT                                  INTERNATIONAL GROWTH       7


                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL GROWTH
NOVEMBER 30, 1997

Shares                                                                         Value
-------------------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS

ARGENTINA--0.8%
                   386,000  YPF Sociedad Anonima ADR                    $     12,955,125
                                                                     -----------------------
(energy - production and marketing)

AUSTRALIA--0.8%

                 1,945,000  Woodside Petroleum Limited                        13,957,449
                                                                     -----------------------
                              (energy - production and marketing)
AUSTRIA--1.0%
                   112,900  VA Technologie AG                                 17,003,916
                                                                     -----------------------
                              (business services and supplies)

BRAZIL--0.3%
                11,568,000  Centrais Eletricas Brasileiras S/A                 5,391,378
                                                                     -----------------------
                              (energy - production and marketing)
CANADA--6.7%

                   399,700  Bank of Nova Scotia                               17,348,358

                              (banking)

                   258,100  Canadian National Railway Company                 13,323,278

                              (railroad)

                   682,000  Geac Computer Corp. Ltd.                          17,291,288

                              (computer software and services)

                   497,700  Investor's Group, Inc.                            13,702,174

                              (financial services)

                   289,000  Newbridge Networks Corp.(1)                       12,174,125

                              (communications equipment)

                   483,000  Newcourt Credit Group Inc.                        15,247,990

                              (financial services)

                   131,220  Newcourt Credit Group Inc.
                              Subscription Receipts(1)                         4,101,057

                              (financial services)

                   148,000  Northern Telecom Ltd.                             13,304,772

                              (communications equipment)

                   250,000  QLT PhotoTherapeutics, Inc.(1)                     3,072,655

                              (biotechnology)

                   244,200  Talisman Energy, Inc.(1)                           7,177,561
                                                                     -----------------------

                              (energy - production and marketing)

                                                                             116,743,258
                                                                     -----------------------

COLOMBIA--0.1%

                   200,000  Banco de Bogota                                      992,177
                                                                     -----------------------

                              (banking)

DENMARK--1.9%

                   268,000  Novo Nordisk A/S Cl B                             32,808,018
                                                                     -----------------------

                              (pharmaceuticals)


Shares                                                                         Value
-------------------------------------------------------------------------------------------

FINLAND--2.7%

                 2,475,400  Merita OY Ltd. Cl A                         $     12,536,375

                              (banking)

                   104,000  Nokia Corp. Cl A ADR                               8,645,000

                              (communications equipment)

                    58,200  Raisio Group plc                                   6,691,851

                              (food and beverage)

                   600,000  Sampo Insurance Company Ltd.                      18,907,031
                                                                     -----------------------

                              (insurance)

                                                                              46,780,257
                                                                     -----------------------

FRANCE--9.9%

                   142,000  Accor SA                                          26,844,646

                              (leisure)

                    71,675  Alcatel Alsthom Compagnie Generale                 8,984,720

                              (communications services)

                   415,000  Axa-UAP                                           30,116,376

                              (insurance)

                   214,000  Cap Gemini SA                                     18,234,208

                              (computer software and services)

                   103,000  Compagnie Francaise d'Etudes et de
                              Construction Technip                            10,678,095

                              (chemicals and resins)

                   240,000  Dassault Systemes S.A. ADR                         6,300,000

                              (computer software and services)

                    73,000  Elf Aquitaine SA                                   8,470,686

                              (energy)

                   301,100  France Telecom S.A. ADR(1)                        10,914,875

                              (communications services)

                    32,000  Pinault-Printemps-Redoute SA                      16,370,505

                              (retail - general merchandise)

                   251,000  Rhone-Poulenc CI A                                11,284,434

                              (chemicals and resins)

                   175,100  Societe Generale CI A                             23,017,228
                                                                     -----------------------
                              (banking)

                                                                             171,215,773
                                                                     -----------------------

GERMANY--6.3%

                   269,000  Bayerische Hypotheken-und
                              Wechsel-Bank AG                                 11,669,124

                              (banking)

                   212,000  Bayerische Vereinsbank AG                         12,592,572

                              (financial services)

                   333,000  Deutsche Bank AG                                  21,356,564

                              (financial services)

                   338,600  Deutsche Pfandbrief-und
                              Hypothekenbank AG                               19,200,454

                              (banking)

See Notes to Financial Statements


8      INTERNATIONAL GROWTH                   AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL GROWTH

NOVEMBER 30, 1997

Shares                                                                         Value
-------------------------------------------------------------------------------------------

                    40,000  Mannesmann AG                              $     18,622,058

                             (industrial equipment and machinery)

                   149,000  Siemens AG                                        8,749,050

                             (electrical and electronic components)

                   295,000  VEBA AG                                          17,531,046
                                                                       ---------------------

                             (utilities)

                                                                            109,720,868
                                                                       ---------------------

HONG KONG--1.0%

                   550,000  HSBC Holdings plc                                13,269,213

                             (banking)

                   686,000  Hutchison Whampoa Limited                         4,570,198
                                                                       ---------------------

                             (construction and property
                              development)

                                                                             17,839,411
                                                                       ---------------------

INDONESIA--0.1%

                 1,171,600  PT Gudang Garam                                   2,489,349
                                                                       ---------------------

                             (tobacco)

IRELAND--0.6%

                   159,000  CBT Group Plc ADR(1)                             11,259,187
                                                                       ---------------------

                             (computer software and services)

ISRAEL--0.5%

                   196,000  Check Point Software
                             Technologies Ltd.(1)                             8,856,750
                                                                       ---------------------

                             (computer software and services)

ITALY--3.0%

                   140,390  Banca Popolare di Bergamo Credito
                             Varesino SpA                                     2,246,975

                             (banking)

                 1,266,200  Banco Ambrosiano Veneto S.p.A.                    4,148,447

                             (financial services)

                 1,266,200  Banco Ambrosiano Veneto S.p.A.

                             Rights for Bonds(1)                                666,977

                             (financial services)

                 1,266,200  Banco Ambrosiano Veneto S.p.A.
                             Rights for Stock(1)                              4,602,871

                             (financial services)

                11,221,000  Credito Italiano                                 30,722,713

                             (banking)

                 1,236,600  Mondadori (Arnoldo) Editore SpA                   9,806,559
                                                                       ---------------------

                             (printing and publishing)

                                                                             52,194,542
                                                                       ---------------------


Shares                                                                         Value
-------------------------------------------------------------------------------------------

JAPAN--9.5%

                  137,000  Circle K Japan Co., Ltd.                     $     6,880,862

                             (retail - food and drug)

                1,372,000  Dainippon Ink & Chemicals Inc.                     4,837,610

                             (chemicals and resins)

                  674,000  Fujikura Ltd.                                      4,853,328

                             (electrical and electronic components)

                  129,000  Keyence Corporation                               18,800,392

                             (control and measurement)

                2,243,000  Long-Term Credit Bank of Japan,
                             Ltd. (The)                                       3,778,609

                             (banking)

                1,651,000  Minebea Company Ltd.                              18,369,598

                             (electrical and electronic components)

                      196  NTT Data Corp.                                     9,521,645

                             (communications services)

                   74,000  Nintendo Co., Ltd.                                 7,653,673

                             (electrical and electronic components)

                  122,000  Orix Corp.                                         8,192,282

                             (financial services)

                  234,000  Promise Co., Ltd.                                 12,926,151

                             (financial services)

                   84,000  Rohm Co. Ltd.                                      8,293,046

                             (electrical and electronic components)

                  764,000  Shiseido Co., Ltd.                                10,356,278

                             (consumer products)

                  295,000  Sony Corp.                                        25,194,907

                             (electrical and electronic components)

                  643,000  Takeda Chemical Inds.                             18,792,478

                             (pharmaceuticals)

                  385,000  Terumo Corporation                                 6,033,301
                                                                       ---------------------

                             (medical equipment and supplies)

                                                                            164,484,160
                                                                       ---------------------

MEXICO--1.1%

                  130,700  Desc S.A. de C.V.                                  4,909,419

                             (chemicals and resins)

                2,251,600  Grupo Financiero Banamex Accival,
                             SA de CV Cl B(1)                                 4,945,378

                             (financial services)

                  265,000  Panamerican Beverages Inc. Cl A                    9,076,250
                                                                       ---------------------
                             (food and beverage)

                                                                             18,931,047
                                                                       ---------------------

See Notes to Financial Statements


ANNUAL REPORT                                  INTERNATIONAL GROWTH     9


                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL GROWTH

NOVEMBER 30, 1997

Shares                                                                         Value
-------------------------------------------------------------------------------------------

NETHERLANDS--10.3%

                   294,898  Assurantieconcern Stad Rotterdam           $     15,164,063

                             (insurance)

                   550,000  Getronics N.V.                                   18,900,629

                             (computer software and services)

                   901,601  ING Groep N.V.                                   36,653,766

                             (financial services)

                   138,300  KLM Royal Dutch Air Lines NV                      4,975,321

                             (airlines)

                   884,026  Koninklijke Ahold NV                             23,574,027

                             (retail - food and drug)

                   130,000  Phillips Electronics N.V.                         8,710,000

                             (electrical and electronic components)

                   306,000  Randstad Holdings N.V.                           11,362,415

                             (business services and supplies)

                   314,500  Stork N.V.                                       11,519,799

                             (business services and supplies)

                   352,000  Unilever N.V.                                    20,438,000

                             (diversified companies)

                 1,158,400  VNU Tijdschriftengroep Nederland                 27,743,316
                                                                       ---------------------
                             (printing and publishing)

                                                                            179,041,336
                                                                       ---------------------

NORWAY--0.6%

                    65,700  Petroleum Geo-Services ASA(1)                     4,229,927

                             (energy - services)

                   182,000  Smedvig ASA Cl A                                  4,859,137

                             (energy - services)

                    31,875  Smedvig ASA Cl B                                    806,693
                                                                       ---------------------

                             (energy - services)

                                                                              9,895,757
                                                                       ---------------------

PORTUGAL--0.5%

                   198,500  Portugal Telecom SA                               9,142,897
                                                                       ---------------------

                             (communications services)

RUSSIAN FEDERATION--0.5%

                    60,000  Lukoil Holding ADR                                4,575,000

                             (energy - services)

                   188,305  Unified Energy Systems GDR(1)                     4,307,477
                                                                       ---------------------

                             (utilities)

                                                                              8,882,477
                                                                       ---------------------


Shares                                                                         Value
-------------------------------------------------------------------------------------------

SOUTH AFRICA--0.7%

                   846,900  Amalgamated Banks of South Africa                 5,211,961

                             (banking)

                   263,434  Liberty Life Association of Africa Ltd.           6,669,215
                                                                       ---------------------
                             (insurance)

                                                                             11,881,176
                                                                       ---------------------

SWEDEN--3.8%

                   174,000  Electrolux AB Cl B                               13,700,965

                             (consumer products)

                   237,200  Ericsson (L.M.) Telephone Co. ADR                 9,584,362

                             (communications equipment)

                   216,000  Hennes & Mauritz AB Cl B                          9,986,661

                             (retail - apparel)

                   400,000  Skandia Forsakrings AB                           21,083,986

                             (financial services)

                   984,100  Skandinaviska Enskilda Banken                    11,597,889
                                                                       ---------------------

                             (banking)

                                                                             65,953,863
                                                                       ---------------------

SWITZERLAND--12.7%

                     7,000  ABB AG                                            9,311,409

                             (electrical and electronic components)

                   206,000  Credit Suisse Group                              30,117,804

                             (banking)

                    14,000  Julius Baer Holding AG                           22,824,486

                             (financial services)

                    18,000  Nestle S.A.                                      26,480,611

                             (food and beverage)

                    50,600  Novartis AG                                      80,822,497

                             (pharmaceuticals)

                     3,136  Roche Holding AG                                 28,059,295

                             (pharmaceuticals)

                    18,000  Union Bank of Switzerland                        22,908,632
                                                                       ---------------------
                             (banking)

                                                                            220,524,734
                                                                       ---------------------

UNITED KINGDOM--19.1%

                 1,613,200  Amvescap Plc                                     11,661,003

                             (financial services)

                 1,441,720  British Aerospace PLC                            39,348,322

                             (aerospace and defense)

                 2,213,565  British-Borneo Petroleum Syndicate plc           16,580,203

                             (energy - production and marketing)

                   277,800  British Petroleum Co. plc                         3,800,329

                             (energy - production and marketing)

See Notes to Financial Statements


10      INTERNATIONAL GROWTH                   AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL GROWTH

NOVEMBER 30, 1997

Shares                                                                         Value
-------------------------------------------------------------------------------------------

                 1,046,000  Cable & Wireless plc                       $      9,504,251

                             (communications equipment)

                    36,300  Cairn Energy plc(1)                                 288,450

                             (energy - production and marketing)

                   309,167  COLT Telecom Group plc(1)                         3,360,049

                             (communications services)

                   904,000  Compass Group PLC                                10,778,965

                             (restaurants)

                   411,200  Flextech plc(1)                                   3,906,426

                             (broadcasting and media)

                 3,245,500  General Electric Company plc                     21,130,508

                             (diversified companies)

                   385,000  Glaxo Wellcome plc ADR                           17,589,687

                             (pharmaceuticals)

                 1,186,000  Hays plc                                         14,622,158

                             (business services and supplies)

                   210,000  Johnson Matthey PLC                               1,945,359

                             (metals and mining)

                 4,275,223  Ladbroke Group plc                               19,422,941

                             (leisure)

                 2,155,000  Lloyds TSB Group plc                             24,567,162

                             (financial services)

                 1,098,979  Misys plc                                        30,996,296

                             (computer software and services)

                 2,218,000  Next Plc                                         27,720,253

                             (retail - general merchandise)

                 2,064,700  Pearson plc                                      28,768,343

                             (printing and publishing)

                 3,050,000  Pilkington plc                                    6,593,466

                             (building and home improvements)

                   534,000  Railtrack Group PLC                               8,973,632

                             (railroad)

                   682,904  Siebe plc                                        12,421,650

                             (diversified companies)

                   671,472  Standard Chartered plc                            7,456,373

                             (banking)

                   295,000  Zeneca Group plc                                  9,416,462
                                                                       ---------------------
                             (pharmaceuticals)

                                                                            330,852,288
                                                                       ---------------------

UNITED STATES--0.5%

                   177,000  Transocean Offshore                               8,396,438
                                                                       ---------------------
                             (energy - services)

Shares                                                                         Value
-------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS & RIGHTS--95.0%                                      $1,648,193,631
                                                                       ---------------------

  (Cost $1,489,549,627)


 PREFERRED STOCKS

BRAZIL--0.8%

                20,447,000  Petroleo Brasileiro S/A                           4,442,195

                             (energy - production and marketing)

                    80,000  Telecomunicacoes Brasileiras S.A. ADR             8,350,000
                                                                       ---------------------
                             (communications services)

                                                                             12,792,195
                                                                       ---------------------

GERMANY--2.9%

                   281,700  Henkel KGaA                                      17,315,725

                             (chemicals and resins)

                    77,000  SAP AG                                           23,709,101

                             (computer software and services)

                    13,000  Wella Aktiengesellschaft                          9,362,064
                                                                       ---------------------
                             (consumer products)

                                                                             50,386,890
                                                                       ---------------------

TOTAL PREFERRED STOCKS--3.7%                                                 63,179,085
                                                                       ---------------------

   (Cost $53,876,443)


 TEMPORARY CASH INVESTMENTS--1.3%

    Repurchase Agreement, J.P. Morgan Securities, Inc.,

        5.64%, due 12/1/97, collateralized by

        $22,124,000 par value U.S. Treasury Notes,

        7.75%, due 1/31/00

              (Delivery value $23,110,857)

   (Cost $23,100,000)                                                        23,100,000
                                                                       ---------------------

TOTAL INVESTMENT SECURITIES--100.0%                                      $1,734,472,716
                                                                       =====================
   (Cost $1,566,526,070)

See Notes to Financial Statements


ANNUAL REPORT                                  INTERNATIONAL GROWTH   11


                            SCHEDULE OF INVESTMENTS

                             INTERNATIONAL GROWTH

NOVEMBER 30, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Contracts        Settlement                              Unrealized
       to Sell            Dates           Value                Gain (Loss)
--------------------------------------------------------------------------------

    44,022,121  CHF        1/28/98     $  31,287,932            $215,283

    42,332,147  DEM        1/28/98        24,173,360             161,613

   147,659,373  FRF        1/28/98        25,200,382             198,574

    29,649,296  GBP        1/28/98        49,801,330            (83,908)

 4,698,655,511  JPY        1/28/98        37,518,484           (310,997)

    53,135,657  NLG        1/28/98        26,933,177             177,682

    79,020,596  SEK        1/28/98        10,275,947             142,611
                                         ------------          ---------

                                       $ 205,190,612            $500,858
                                         ============          =========
 (Value on Settlement Date $205,691,470)


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

DEM = German Mark

FRF = French Franc

GBP = British Pound

GDR = Global Depositary Receipt

JPY = Japanese Yen

NLG = Netherlands Guilder

SEK = Swedish Krona

(1) Non-income producing.


12      INTERNATIONAL GROWTH                   AMERICAN CENTURY INVESTMENTS


                            INTERNATIONAL DISCOVERY

TOTAL RETURNS AS OF NOVEMBER 30, 1997(1)
                                                                    AVERAGE ANNUAL RETURNS
                              6 MONTHS           1 YEAR          3 YEARS           LIFE OF FUND(2)

International Discovery ......  2.28%            17.76%          18.67%                17.46%

MSCI EAFE(reg.tm) Index ...... -4.27%            -0.40%           6.19%                 6.02%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception was 4/1/94.

See pages 48 and 49 for more information about the comparative index and returns.


PORTFOLIO AT A GLANCE
                                               11/30/97          11/30/96
Number of Companies                               154               183
Portfolio Turnover                               146%              130%
Expense Ratio                                  1.70%(1)          1.88%(1)

(1) Management voluntarily lowered fees beginning in August 1996. The lower fees became permanent in August 1997 following a proxy vote. For more information see
Note 2 on page 35.


[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

VALUE ON 11/30/97
International Discovery         $17,998
MSCI EAFE Index                 $12,391

                 INTERNATIONAL DISCOVERY                     EAFE
DATE             ACCT VALUE      RETURN          ACCT VALUE      RETURN
4/1/94            $10,000                         $10,000
6/30/94           $10,760         7.60%           $10,511         5.11%
9/30/94           $11,420        14.20%           $10,521         5.21%
12/31/94          $10,760         7.60%           $10,414         4.14%
3/31/95           $10,100         1.00%           $10,608         6.08%
6/30/95           $11,020        10.20%           $10,685         6.85%
9/30/95           $11,800        18.00%           $11,130        11.30%
12/31/95          $11,825        18.25%           $11,581        15.81%
3/31/96           $12,931        29.31%           $11,916        19.16%
6/30/96           $14,479        44.79%           $12,104        21.04%
9/30/96           $14,559        45.59%           $12,089        20.89%
12/31/96          $15,511        55.11%           $12,281        22.81%
3/31/97           $16,712        67.12%           $12,089        20.89%
6/30/97           $18,293        82.93%           $13,658        36.58%
9/30/97           $19,789        97.89%           $13,562        35.62%
11/30/97          $17,998        79.98%           $12,391        23.91%

$10,000 investment made 3/31/94

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing International Discovery's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the MSCI EAFE(reg.tm) Index does not.


ANNUAL REPORT                               INTERNATIONAL DISCOVERY       13


                            INTERNATIONAL DISCOVERY

MANAGEMENT Q & A

    An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the International Discovery investment team.

HOW DID THE FUND PERFORM THIS YEAR?

    The fund continued to produce strong returns. We're especially pleased with performance in light of the volatility in foreign markets. International Discovery had a total return of 17.76% for the twelve months ended November 30, 1997. By comparison, the Morgan Stanley Capital International EAFE Index returned -0.40%. The fund has repeatedly outdistanced its benchmark, as the chart just below indicates. Our strategy is to invest in fast-growing companies. As a result, we have owned companies with strong earnings streams, and that has helped us outperform the Index. This year our approach also helped avoid the turbulent markets of Southeast Asia and Japan.

HOW HAS INTERNATIONAL DISCOVERY PERFORMED COMPARED TO OTHER INTERNATIONAL EQUITY FUNDS?

    We're very proud of our rating. Morningstar, a large mutual fund rating service, awarded Discovery five stars, its highest rating, for the fund's consistent ability to produce outstanding returns for investors relative to other international equity funds--while taking substantially less risk. The Morningstar rating covers the three-year period ended November 30, 1997. Morningstar also ranked Discovery in the top 4% out of 413 foreign equity funds for the twelve months ended November 30, and 1% out of 253 funds for the three-year period.*

THIS HAS BEEN A VOLATILE YEAR FOR THOSE WHO INVEST ABROAD. HOW DID YOU MINIMIZE RISK?

    International Discovery's portfolio is built on a stock-by-stock basis. The focus is on individual companies that demonstrate accelerating earnings growth. We visit and get to know these companies firsthand. We want to understand each business in detail. This helped us miss many of the big declines in countries like Thailand, Indonesia, the Philippines and South Korea because we saw earnings slowing and exited the stocks relatively early. By looking at individual companies on a fundamental basis, we can often avoid being heavily exposed in the wrong country at the wrong time. At fiscal year end, Discovery's holdings in emerging market countries stood at 15.8%, compared to 26.5% a year earlier.

We were also concerned about the big picture. We monitor important macro developments such as inflation trends, budget deficits, interest rates,

[bar chart - data below]

INTERNATIONAL DISCOVERY'S ONE-YEAR RETURNS
(Periods ended November 30)

               INTL DISCOVERY         EAFE
1994 *             7.80%             3.49%
1995               5.75%             7.57%
1996              34.06%            11.76%
1997              17.76%            -0.40%

This chart illustrates the fund's returns over the past four years and compares them with EAFE(reg.tm)'s returns. International Discovery's total returns include operating expenses, while the index's returns do not. See page 48 for a description of EAFE(reg.tm). Past performance is no guarantee of future results. Investment return and principal value will fluctuate and redemption value may be more or less than original cost.

* Return from 4/1/94 inception date to 11/30/94.


* Morningstar rankings are based on average annual total returns. Morningstar proprietary star ratings, which may change monthly, reflect historical risk-adjusted performance as of November 30, 1997. The ratings are calculated from the fund's average total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top ten percent of the funds in an investment category receive five stars and the next 22.5% receive four stars. Past performance is no guarantee of future results.


14      INTERNATIONAL DISCOVERY                AMERICAN CENTURY INVESTMENTS


                            INTERNATIONAL DISCOVERY

export-import balances, political developments and government policies--anything that may impact the earnings progression of the companies we are researching. Clearly, the trends in Southeast Asia were not encouraging.

WHICH STOCKS CONTRIBUTED TO FUND PERFORMANCE THIS YEAR?

    At year end, the fund's top three holdings were also among the most significant contributors. Long-time holding Marschollek, Lautenschlaeger und Partner was our largest position and also proved to be our best performer. Marschollek is a German financial services company that benefited from expansion on two fronts. It increased its traditional product lines to include a broader range of insurance products and mutual funds, and entered new markets in Austria and northern Italy. Both are enhancing its long-term profit outlook.

    Marschollek is also benefiting from trends affecting European banking and financial service companies. These sectors are increasing profits as European demographics and financial markets change. For example, Europeans are aging faster than pension funds are growing, similar to the U.S. Retirement funds are lower than they should be. So workers and employers are increasingly turning to financial service providers for help with retirement planning. At the same time, foreign stock markets are becoming more investor-friendly. These trends help explain the strong performance of the financial services sector, including Dutch investment bank Kempen & Company and Newcourt Credit Group Inc., a Canadian firm that provides financing to businesses for equipment and other assets.

    Besides financial services, the fund was successful with investments in Porsche and information technology service companies like TT Tieto in Finland and Parity PLC in the U.K. Porsche has seen a huge earnings acceleration after introducing the Boxster sports convertible and re-engineering its assembly platforms to produce cars more profitably. TT Tieto installs, builds and tests computer networks. The Finnish government and the banking sector are among its largest clients. Demand for TT Tieto's products is being driven by Europe's conversion to a single currency, which will require vast new computer systems. The need to help computers differentiate the year 2000 from 1900 is also creating demand for TT Tieto's products. Parity PLC is another premier information technology services company whose product line addresses these same markets. Parity is experiencing significant demand from customers in the U.K. and continental Europe.

WERE THERE ANY  DISAPPOINTMENTS IN EUROPE?

    MAID PLC (now called Dialog Corp.) did not perform well. Based in Britain, MAID provides on-line database services. It acquired Knight Ridder Information Services and has seen rapid growth, but the stock has not benefited. Industry


TOP TEN HOLDINGS                                % of fund investments
                                                As of             As of
                                               11/30/97          5/31/97

Marschollek, Lautenschlaeger
und Partner AG                                   2.8%             3.3%

Kempen & Company NV                              1.9%             1.7%

Newcourt Credit Group Inc.                       1.9%             1.6%

TT Tieto OY                                      1.9%             1.2%

Internatio-Muller NV                             1.8%             2.3%

Havas Advertising SA                             1.6%             1.1%

Corporacion Financiera
Reunida, S.A.                                    1.4%              -

Technomatix Technologies
Ltd. ADR                                         1.4%             1.2%

Porsche AG                                       1.4%             1.9%

Aalberts Industries N.V.                         1.3%             0.2%

See the Schedule of Investments for company nationalities and descriptions.


TOP FIVE INDUSTRIES
                                                % of fund investments

                                               As of             As of
                                              11/30/97          5/31/97

Financial Services                              12.5%            9.5%

Computer Software & Services                    12.5%            8.5%

Business Services & Supplies                    5.9%             7.3%

Machinery & Equipment                           5.5%             4.4%

Energy (Services)                               5.0%             2.5%


ANNUAL REPORT                               INTERNATIONAL DISCOVERY     15


                            INTERNATIONAL DISCOVERY

competition cast doubt on the sustainability of MAID's profit margins and we exited the position. Nera was another disappointment. Nera is a Norwegian telecommunications equipment maker whose stock fell after it announced poor first quarter results. This was due primarily to delayed deliveries in the data transmission division. We sold the shares because the underlying earnings growth was clearly weaker than expected and any earnings recovery based on our analysis would be patchy at best. There were more promising ideas out there, companies with a more sustainable earnings outlook.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE FINAL SIX MONTHS OF THE YEAR?

    As mentioned earlier, we continued to build our holdings in European companies at the expense of those in emerging markets and Japan. We selectively added to existing positions and established new holdings in the areas of financial services, software and specialty chemicals. One of the largest changes in our country weightings occurred in Canada, where we continued to discover some exciting opportunities in financial services, technology and energy. The portfolio's holdings in Canada doubled to 10% during the final six months.

SIX MONTHS AGO, YOU WERE VERY EXCITED ABOUT THE POTENTIAL RETURNS OF FOREIGN INVESTING. HAS THE TURMOIL IN SOUTHEAST ASIA CHANGED YOUR OUTLOOK?

    No, but we have to be a bit more cautious because this crisis has developed with such speed and intensity that it's currently difficult to predict when it will end and what the full implications will be. We remain excited about newly opened markets in Eastern Europe, which present tremendous opportunities as entrepreneurs capitalize on a well-educated, but underemployed workforce. Foreign companies are increasingly willing to focus on shareholder value as they implement far-reaching restructurings, consider share buy-backs, reward management with stock incentives and generally "get fit" for intense global competition. These are all reasons to diversify investments outside the United States. We believe anyone stepping back from foreign investments may be missing the chance to participate in some of the most exciting growth opportunities in the world.

[bar chart - data below]

INTERNATIONAL DISCOVERY'S INVESTMENTS BY COUNTRY

                      11/30/97           5/31/97
United Kingdom         13%                12%
Netherlands            12%                16%
Canada                 10%                5%
Switzerland             7%                8%
Sweden                  7%                7%
Germany                 6%                9%
Finland                 6%                4%
France                  6%                3%
Other                  33%*              36%

*No other country represented more than 6% of investments as of 11/30/97.


16     INTERNATIONAL DISCOVERY                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1997
Shares                                                                            Value
----------------------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS

AUSTRIA--0.3%
                    16,100  Schoeller-Bleckmann Oilfield
                             Equipment AG(1)                                $    1,790,403
                                                                        -----------------------

                             (energy - services)

BRAZIL--0.9%

                19,173,287  Companhia de Saneamento Basico
                             do Estado de Sao Paulo                              4,458,890

                             (utilities)

                 4,209,000  Telecomunicacoes do Parana S.A.                      1,498,742
                                                                        -----------------------
                             (communications services)

                                                                                 5,957,632
                                                                        -----------------------

CANADA--9.6%

                   230,000  ATS Automation Tooling
                             Systems, Inc.(1)                                    7,640,552

                             (machinery and equipment)

                   287,000  Bell Canada International Inc.(1)                    4,161,500

                             (communications services)

                   450,000  Berkley Petroleum Corp.                              4,155,986

                             (energy - services)

                   800,000  Bracknell Corp.(1)                                   2,331,706

                             (business services and supplies)

                   177,000  CGI Group, Inc.(1)                                   4,972,434

                             (business services and supplies)

                   250,000  Cambridge Shopping Centres Ltd.
                             (Acquired 7/30/97 through 9/3/97,
                             Cost $2,471,321)(2)                                 2,660,041

                             (real estate)

                   110,000  Canadian Fracmaster Ltd.                             1,603,048

                             (energy - services)

                   339,200  Canadian Hotel Income Properties
                             REIT Installment Receipts                           2,286,982

                             (real estate)

                    40,000  Canadian Hotel REIT Warrants(1)                        251,431

                             (real estate)

                   208,000  JetForm Corp.(1)                                     3,198,000

                             (computer software and services)

                    95,000  Leitch Technology Corp.(1)                           2,502,019

                             (electrical and electronic components)

                   370,000  Newcourt Credit Group Inc.                          11,680,655

                             (financial services)


Shares                                                                            Value
----------------------------------------------------------------------------------------------

                   125,000  Remington Energy Ltd.(1)                        $    2,089,406

                             (energy - production and marketing)

                   250,000  Royal Group Technologies Ltd.(1)                     6,022,404

                             (building and home improvements)

                   200,000  Shermag, Inc.(1)                                     2,387,892

                             (furniture and furnishings)

                   440,000  Westaim Corporation (The)(1)                         2,425,817
                                                                        -----------------------
                             (chemicals and resins)

                                                                                60,369,873
                                                                        -----------------------

DENMARK--2.7%

                    15,540  Christian Hansen Holding A/S Cl B                    1,770,459

                             (pharmaceuticals)

                    27,900  Jyske Bank A/S                                       2,947,560

                             (banking)

                   100,000  Sondagsavisen A/S                                    4,467,809

                             (printing and publishing)

                   140,000  Sydbank A/S                                          7,505,920
                                                                        -----------------------
                             (banking)

                                                                                16,691,748
                                                                        -----------------------

EGYPT--0.4%

                    30,000  Egypt International Pharmaceuticals                  2,046,758

                             (pharmaceuticals)

                    17,090  HELWAN FOR CEMENT                                      332,955
                                                                        -----------------------
                             (building and home improvements)

                                                                                 2,379,713
                                                                        -----------------------

ESTONIA--0.4%

                   309,400  Hansabank Ltd.                                       2,356,184
                                                                        -----------------------
                             (banking)

FINLAND--6.4%

                   243,385  Asko Oyj Cl A                                        4,656,470

                             (diversified company)

                   104,488  Elcoteq Network Corp. Cl A(1)                        1,391,514

                             (electrical and electronic components)

                    20,000  Finnlines OY                                           795,296

                             (transportation)

                    35,000  Fiskars Oyj AB Cl A                                  3,758,429

                             (diversified company)

                    48,000  OY Hartwall AB                                       3,997,486

                             (food and beverage)

                   355,000  Partek Oyj Abp                                       6,585,480

                             (industrial)

See Notes to Financial Statements


ANNUAL REPORT                               INTERNATIONAL DISCOVERY    17


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1997

Shares                                                                            Value
----------------------------------------------------------------------------------------------

                   205,000  Pohjola Insurance Group Cl B                    $    7,690,360

                             (insurance)

                   110,000  TT Tieto OY                                         11,657,460
                                                                        -----------------------
                             (computer software and services)

                                                                                40,532,495
                                                                        -----------------------

FRANCE--5.5%

                    89,000  Bertrand Faure SA                                    6,060,678

                             (automobiles and auto parts)

                   220,000  Companie Generale de Geophysique
                             SA ADR(1)                                           4,757,500

                             (energy - services)

                    11,536  Galeries Lafayette                                   5,002,653

                             (retail - general merchandise)

                    81,742  Havas Advertising SA                                10,177,421

                             (broadcasting and media)

                    10,904  LVL Medical                                          1,123,038

                             (medical equipment and supplies)

                     8,000  Labinal SA                                           2,013,789

                             (aerospace and defense)

                    93,458  Vallourec SA                                         5,647,090
                                                                        -----------------------
                             (steel)

                                                                                34,782,169
                                                                        -----------------------

GERMANY--1.4%

                     9,200  BETA Systems Software AG                               881,656

                             (computer software and services)

                    50,000  DIS Deutscher Industrie Service AG(1)                1,984,690

                             (business services and supplies)

                   195,100  Pfeiffer Vacuum Technology
                             AG ADR(1)                                           5,755,450
                                                                        -----------------------
                             (industrial equipment
                             and machinery)

                                                                                 8,621,796
                                                                        -----------------------

HONG KONG--1.6%

                   952,000  Beijing Enterprises Holdings
                             Limited(1)                                          2,506,138

                             (diversified company)

                 2,700,000  Founder Hong Kong Limited                            2,095,650

                             (computer software and services)

                 1,370,000  Guangdong Kelon Elec Holding                         1,524,132

                             (consumer products)


Shares                                                                            Value
----------------------------------------------------------------------------------------------

                 6,542,000  Guangzhou Investments Company Ltd.              $    1,277,883

                             (diversified company)

                 2,667,000  Peregrine Investments Holdings
                             Limited                                             2,622,046
                                                                        -----------------------
                             (financial services)

                                                                                10,025,849
                                                                        -----------------------

HUNGARY--1.3%

                    45,805  Danubius Hotel and Spa Rt.(1)                        1,375,653

                             (leisure)

                    45,347  Pannonplast Rt.                                      1,874,172

                             (chemicals and resins)

                    50,000  Richter Gedeon Rt.                                   4,721,589
                                                                        -----------------------
                             (pharmaceuticals)

                                                                                 7,971,414
                                                                        -----------------------

INDIA--0.4%

                     1,000  Gujarat Ambuja Cements Ltd.                              6,914

                             (building and home improvements)

                       550  Indian Hotels Company Limited                            8,704

                             (leisure)

                     8,000  Larsen & Toubro Ltd.                                    38,453

                             (diversified company)

                    17,600  Mahindra & Mahindra Ltd.                               152,639

                             (automobiles and auto parts)

                   130,000  NIIT Limited                                         2,138,466

                             (computer software and services)

                       200  Oriental Bank of Commerce                                  271
                                                                        -----------------------
                             (banking)

                                                                                 2,345,447
                                                                        -----------------------

IRELAND--0.7%

                   163,000  Ryanair Holdings plc ADR(1)                          4,329,688
                                                                        -----------------------
                             (airlines)

ISRAEL--4.6%

                   190,000  Crystal Systems Solutions(1)                         3,716,875

                             (computer software and services)

                   150,000  Formula Systems (1985) Ltd.(1)                       4,958,327

                             (computer software and services)

                    84,200  MEMCO Software Ltd.(1)                               1,926,075

                             (computer software and services)

                   200,000  Orckit Communications Ltd.(1)                        4,118,750

                             (communications equipment)

                   610,000  Oshap Technologies, Ltd.(1)                          5,318,438

                             (computer software and services)

See Notes to Financial Statements


18      INTERNATIONAL DISCOVERY                AMERICAN CENTURY INVESTMENT


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1997

Shares                                                                            Value
----------------------------------------------------------------------------------------------

                   270,500  Technomatix Technologies Ltd.(1)                $    8,808,156
                                                                        -----------------------
                             (computer software and services)

                                                                                28,846,621
                                                                        -----------------------

ITALY--1.7%

                 1,100,000  Banca Popolare di Brescia                            8,277,571

                             (banking)

                   300,000  Simint S.p.A.(1)                                     2,248,836
                                                                        -----------------------
                             (textiles and apparel)

                                                                                10,526,407
                                                                        -----------------------

JAPAN--1.8%

                    15,000  Bellsystem 24, Inc.                                  1,798,237

                             (business services and supplies)

                    54,000  Diamond Computer Service Co.                           833,536

                             (computer software and services)

                    16,000  Fuji Soft ABC, Inc.                                    559,138

                             (computer software and services)

                    50,000  Meitec                                               1,547,502

                             (computer software and services)

                    69,800  Ministop Co., Ltd.                                   1,799,350

                             (retail - food and drug)

                       175  Net One Systems Co., Ltd.(1)                           588,066

                             (computer software and services)

                    43,000  Nichii Gakkan Company                                1,398,237

                             (healthcare)

                   113,000  Nippon System Development                            2,346,327

                             (computer software and services)

                    94,000  Shindengen Electric Manufacturing                      725,485
                                                                        -----------------------
                             (electrical and electronic components)

                                                                                11,595,878
                                                                        -----------------------

LITHUANIA--0.4%

                    38,900  Vilniaus Bankas AB GDR                               2,431,250
                                                                        -----------------------
                             (banking)

MEXICO--1.6%

                   337,000  ARA, S.A. de C.V.(1)                                 1,477,080

                             (construction and property
                             development)

                   400,000  Corporacion Interamericana de
                             Entretenimiento S.A.(1)                             2,736,957

                             (leisure)

                 1,116,000  Grupo Financiero Banorte S.A. de C.V.                1,548,962

                             (financial services)


Shares                                                                            Value
----------------------------------------------------------------------------------------------

                   287,100  Grupo Radio Centro S.A. de
                             C.V. ADR                                       $    4,270,613
                                                                        -----------------------
                             (broadcasting and media)

                                                                                10,033,612
                                                                        -----------------------

NETHERLANDS--12.5%

                   333,000  Aalberts Industries N.V.                             8,461,132

                             (metals and mining)

                    23,000  Athlon Groep N.V.                                    1,967,296

                             (automobiles and auto parts)

                   172,136  Draka Holding N.V.                                   7,664,924

                             (electrical and electronic components)

                   150,000  Fugro N.V.                                           5,132,075

                             (business services and supplies)

                   100,000  IHC Caland N.V.                                      5,328,302

                             (energy - services)

                   374,500  Internatio-Muller NV                                11,512,931

                             (transportation)

                   300,837  Kempen & Company NV                                 11,882,115

                             (financial services)

                   178,194  Nagron Nationaal Grondbezit N.V.                     4,213,896

                             (construction and property
                             development)

                    68,500  Nedcon Groep NV                                      3,601,635

                             (machinery and equipment)

                   305,600  Ordina Beheer N.V.                                   4,612,830

                             (computer software and services)

                    40,000  Simac Techniek N.V.                                  4,558,490

                             (computer software and services)

                   221,000  Smit Internationale NV                               6,282,516

                             (transportation)

                   140,000  Unique International NV                              3,014,843
                                                                        -----------------------
                             (business services and supplies)

                                                                                78,232,985
                                                                        -----------------------

NORWAY--1.7%

                    71,076  Det Sondenfjelds-Norske
                             Dampskibsselskab Cl A                               1,393,570

                             (energy - services)

                   112,950  Fred Olsen Energy ASA(1)                             2,403,058

                             (energy - services)

                   150,000  Seateam Technology AS                                2,659,426

                             (energy - services)

                   170,000  Tomra Systems ASA                                    4,373,279
                                                                        -----------------------
                             (environmental services)

                                                                                10,829,333
                                                                        -----------------------

See Notes to Financial Statements


ANNUAL REPORT                               INTERNATIONAL DISCOVERY   19


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1997

Shares                                                                            Value
----------------------------------------------------------------------------------------------

PORTUGAL--1.3%

                   300,000  Companhia de Seguros Mundial
                             Confianca, SA(1)                               $    5,019,423

                             (insurance)

                    34,000  Telecel-Comunicacaoes

                             Pessoais, SA(1)                                     3,113,207
                                                                        -----------------------
                             (communications services)

                                                                                 8,132,630
                                                                        -----------------------

RUSSIAN FEDERATION--1.1%

                    11,100  AO Tatneft ADR                                       1,404,150

                             (energy - services)

                    13,900  AO Tatneft ADR (Acquired
                              8/11/97 through 9/11/97,
                              Cost $2,044,150)(2)                                1,758,350

                             (energy - services)

                   100,000  Irkutskenergo ADR                                    1,047,500

                             (utilities)

                    55,900  Trade House GUM ADR                                    440,213

                             (retail - general merchandise)

                    74,300  Vimpel-Communications ADR(1)                         2,266,150
                                                                        -----------------------
                             (communications services)

                                                                                 6,916,363
                                                                        -----------------------

SOUTH AFRICA--1.7%

                   858,268  Dimension Data Holdings Ltd.(1)                      3,709,710

                             (computer systems)

                   358,600  Ellerine Holdings Limited                            2,494,737

                             (retail - general merchandise)

                    68,500  Investec Holdings Limited                            2,695,729

                             (financial services)

                 1,814,800  Metro Cash & Carry Limited                           1,699,566
                                                                        -----------------------
                             (retail - food and drug)

                                                                                10,599,742
                                                                        -----------------------

SPAIN--2.6%

                 1,700,000  Corporacion Financiera
                             Reunida, S.A.(1)                                    9,007,982

                             (financial services)

                    42,836  Grupo Acciona SA                                     7,585,152
                                                                        -----------------------
                             (construction and property
                             development)

                                                                                16,593,134
                                                                        -----------------------

SWEDEN--6.7%

                   275,000  BT Industries AB                                     5,270,997

                             (machinery and equipment)


Shares                                                                            Value
----------------------------------------------------------------------------------------------

                   600,000  Castellum AB                                    $    5,633,620

                             (real estate)
                   250,000  Hagstromer & Qviberg AG                              2,638,736

                             (financial services)

                   110,000  Hexagon AB                                           3,134,106

                             (diversified company)

                   230,000  Industri-Matematik International Corp.(1)            6,253,125

                             (computer software and services)

                   100,000  Nolato AB Cl B                                       3,147,057

                              (rubber and plastics)

                   211,700  OM Gruppen AB                                        7,978,333

                             (financial services)

                   110,000  Ortivus AB Cl B                                      3,946,124

                             (medical equipment and supplies)

                   155,000  Spectra-Physics AB                                   3,944,506
                                                                        -----------------------
                             (medical equipment and supplies)

                                                                                41,946,604
                                                                        -----------------------

SWITZERLAND--7.1%

                     5,000  Georg Fischer AG                                     6,871,888

                             (automobiles and auto parts)

                     1,500  Gurit-Heberlein AG                                   4,712,152

                             (chemicals and resins)

                     1,600  Moevenpick Holding AG Bearer                           611,458

                             (leisure)

                    15,000  Rieter Holdings Ltd.                                 6,542,318

                             (machinery and equipment)

                     5,000  Siegfried AG                                         6,556,342

                             (chemicals and resins)

                   105,000  Swisslog Holding AG                                  8,043,791

                             (machinery and equipment)

                     2,000  Verwaltungs-und Privat-Bank AG                       3,513,078

                             (banking)

                    10,500  Vontobel Holding AG Cl B                             7,951,757
                                                                        -----------------------
                             (financial services)

                                                                                44,802,784
                                                                        -----------------------

UNITED KINGDOM--12.6%

                 1,200,000  Ashtead Group plc                                    3,465,623

                             (industrial equipment and machinery)

                   497,033  Bodycote International plc                           7,995,657

                             (diversified company)

                 1,372,000  Britax International plc                             2,861,706

                             (automobiles and auto parts)

                   255,000  Close Brothers Group plc                             2,121,047

                             (financial services)

See Notes to Financial Statements


20      INTERNATIONAL DISCOVERY                AMERICAN CENTURY INVESTMENT


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1997

Shares                                                                            Value
----------------------------------------------------------------------------------------------

                   516,000  Cobham PLC                                      $    6,936,920

                             (aerospace and defense)

                   409,300  Expro International Group plc                        4,068,105

                             (energy - services)

                   491,000  Filtronic Comtek plc                                 3,499,435

                             (communications equipment)

                   370,000  Goode Durrant plc                                    3,080,723

                             (business services and supplies)

                 1,350,000  Guinness Peat Group plc                                682,964

                             (financial services)

                   310,000  JBA Holdings Plc                                     5,130,878

                             (computer software and services)

                 1,125,000  J.D. Wetherspoon plc                                 5,852,039

                             (food and beverage)

                   157,000  More Group plc                                       1,966,141

                             (broadcasting and media)

                   596,250  Parity plc                                           6,303,861

                             (business services and supplies)

                   417,500  PizzaExpress plc                                     5,919,447

                             (restaurants)

                   400,100  Powerscreen International plc                        4,449,675

                             (industrial equipment and
                             machinery)

                   302,237  Robert Walters plc                                   2,074,971

                             (business services and supplies)

                   380,000  Sage Group plc (The)                                 4,887,170

                             (computer software and services)

                   621,000  Select Appointments Holdings plc                     6,083,080

                             (business services and supplies)

                   100,000  Virgin Express Holdings plc ADR(1)                   1,662,500
                                                                        -----------------------
                             (airlines)

                                                                                79,041,942
                                                                        -----------------------

UNITED STATES--0.6%

                   168,500  Viatel, Inc.(1)                                      1,074,188

                             (communications services)

                   145,000  Zoran Corporation(1)                                 2,474,062
                                                                        -----------------------
                             (computer software and services)

                                                                                 3,548,250
                                                                        -----------------------

TOTAL COMMON STOCKS
& WARRANTS--89.6%                                                              562,231,946
                                                                        -----------------------
   (Cost $483,724,149)



Shares                                                                            Value
----------------------------------------------------------------------------------------------

 PREFERRED STOCKS

BRAZIL--0.5%

               94,800,000  Ericsson Telecomunicacoes S.A.                  $     3,290,183

                             (communications equipment)

                   53,427  Rio Grand de Telecom Cl A(1)                             66,634

                             (communications equipment)

                4,100,000  Telecomunicacoes do Parana
                             S.A. Rights(1)                                             --
                                                                        -----------------------
                             (communications services)

                                                                                 3,356,817
                                                                        -----------------------

GERMANY--5.2%

                   13,000  KSB AG                                                3,214,063

                             (machinery and equipment)

                   72,000  Marschollek, Lautenschlaeger
                             und Partner AG                                     17,800,964

                             (financial services)

                    5,600  Porsche AG                                            8,700,879

                             (automobiles and auto parts)

                   10,000  Sartorius AG                                          2,778,565
                                                                        -----------------------
                             (electrical and electronic components)

                                                                                32,494,471
                                                                        -----------------------

TOTAL PREFERRED STOCKS--5.7%                                                    35,851,288
                                                                        -----------------------
   (Cost $19,498,606)



TEMPORARY CASH INVESTMENTS--4.7%

    Repurchase Agreement, Merrill Lynch & Co. Inc.,
        5.70%, due 12/1/97, collateralized by
        $29,235,000 par value U.S. Treasury Notes,
        5.125%, due 6/30/98

              (Delivery value $29,213,870)                                      29,200,000
                                                                        -----------------------

   (Cost $29,200,000)

TOTAL INVESTMENT SECURITIES--100.0%                                           $627,283,234
                                                                        =======================
   (Cost $532,422,755)

See Notes to Financial Statements


ANNUAL REPORT                               INTERNATIONAL DISCOVERY       21


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

           Contracts             Settlement                         Unrealized
            to Sell                Dates                Value       Gain(Loss)
--------------------------------------------------------------------------------

         9,346,514  CHF            1/28/98            $6,642,867      $45,708

        10,315,388  DEM            1/28/98             5,890,502       39,382

        32,287,884  FRF            1/28/98             5,510,433       43,421

         6,819,478  GBP            1/28/98            11,454,541      (19,299)

       363,554,371  JPY            1/28/98             2,902,960      (22,836)

        23,277,527  NLG            1/28/98            11,798,814       77,838

        46,449,236  SEK            1/28/98             6,040,323       83,828
                                                     -----------     --------
                                                     $50,240,440     $248,042
                                                     ===========     ========
 (Value on Settlement Date $50,488,482)

NOTES TO SCHEDULES OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

DEM = German Mark

FRF = French Franc

GBP = British Pound

GDR = Global Depositary Receipt

JPY = Japanese Yen

NLG = Netherlands Guilder

SEK = Swedish Krona

(1)   Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1997, was $4,418,391, which represented 0.7% of net assets.

See Notes to Financial Statements


22      INTERNATIONAL DISCOVERY                AMERICAN CENTURY INVESTMENTS


                               EMERGING MARKETS

                                                                 LIFE OF FUND(2)
TOTAL RETURNS AS OF
NOVEMBER 30, 1997(1)

Emerging Markets .................................................   -17.00%

MSCI Emerging Markets
Free Index .......................................................   -19.60%

(1) Not annualized.

(2) The fund's inception was 9/30/97.


See pages 48 and 49 for more information about the comparative index and returns.


PORTFOLIO AT A GLANCE
                          11/30/97
Number of Companies          113
Portfolio Turnover         36%(1)
Expense Ratio               2.00%

(1) From inception date 9/30/97


[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

VALUE ON 11/30/97
International Emerging Markets                     $8,300
MSCI Emerging Markets Free Index                   $9,137

            International Emerging Markets     MSCI Emerging Markets Free Index
DATE           ACCT VALUE         RETURN           ACCT VALUE     RETURN
9/30/97           $10,000                          $10,000
10/31/97           $8,480        -15.20%            $9,231        -7.69%
11/30/97           $8,300        -17.00%            $9,137        -8.63%

$10,000 investment made 9/30/97

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing Emerging Market's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the MSCI Emerging Markets Free Index does not.


ANNUAL REPORT                                      EMERGING MARKETS       23


                               EMERGING MARKETS

MANAGEMENT Q & A

    An interview with Mark Kopinski and Michael Donnelly, portfolio managers on the Emerging Markets fund.

EMERGING MARKETS OPENED ON SEPTEMBER 30, 1997. HOW DID IT PERFORM DURING ITS FIRST TWO MONTHS?

    Many emerging markets were in disarray when the fund opened. The economic and currency crises of Southeast Asia were reverberating through the markets of Brazil, Poland and Russia, among others. It was a tough environment. As a result, returns were negative during the first two months, September 30 through November 30. Emerging Markets posted a -17.00% total return. However, we still beat our benchmark, the Morgan Stanley Emerging Markets Free Index, which declined 19.60%. We fared better than the Index because we had fewer assets invested in Asia. The Index represents the performance of stocks in 26 emerging market countries in the Pacific Basin, Europe, and Latin America.

    We would have liked to welcome new investors into the fund with better results, but we were caught in a broad market downturn that has not yet run its course.

GIVEN THE TOUGH ENVIRONMENT, WHAT'S YOUR INVESTMENT  STRATEGY?

    We believe the current declines will produce some very attractive opportunities over the intermediate and long term. Our overall strategy is to buy individual companies based on their business fundamentals and earnings growth. We intend to use the current market volatility as an ally to add good stock ideas to the portfolio at substantially lower prices than we could have a year or even a few months ago. There are many excellent companies that have been swept up in macro concerns over currency and market stability. We're focusing on those that are positioned for a rebound when the clouds clear.

HOW MUCH WEIGHT DO YOU GIVE TO THE POLITICAL AND ECONOMIC STABILITY OF THE COUNTRIES IN WHICH YOUR COMPANIES ARE LOCATED?

    We watch this very closely. If the political or economic risk is too great, even the best stocks will have trouble performing. From a political standpoint, it is important that the leaders of the countries where we invest have a solid base of local support. Economically, it is important that they pursue liberal economic policies that promote long-term stability. We are looking for countries that have low deficits and a robust export effort. If a country is importing more than it exports--if it is running what is called a current account deficit--then the deficit should not be too large relative to the country's gross domestic product (the sum of all the goods and services the country produces). We also want to see anti-inflationary policies, lower barriers to trade and, most importantly, a general reduction of governmental involvement in the economy. Such policies will support economic stability and, in turn, political stability.


TOP TEN HOLDINGS                                        % of fund investments
                                                                  As of
                                                                11/30/97
Ericsson Telecomunicacoes S.A.                                    2.2%

Portugal Telecom SA                                               1.7%

Telecom Argentina STET -
France Telecom S.A. Cl B ADR                                      1.6%

Corporacion Interamericana
de Entretenimiento S.A.                                           1.5%

Telecomunicacoes Brasileiras S.A. ADR                             1.5%

Telefonos de Mexico, S.A. ADR                                     1.4%

OY Hartwall AB                                                    1.4%

YPF Sociedad Anonima ADR                                          1.4%

Nokian Renkaat Oyj                                                1.3%

Danubius Hotel and Spa Rt.                                        1.3%

See the Schedule of Investments for company nationalities and descriptions.


TOP FIVE INDUSTRIES
                                                          % of fund investments

                                                                  As of
                                                                11/30/97

Communications Services                                           14.7%

Utilities                                                         11.6%

Food & Beverage                                                   8.2%

Banking                                                           5.7%

Energy (Production & Marketing)                                   5.4%


24     EMERGING MARKETS                       AMERICAN CENTURY INVESTMENTS


                               EMERGING MARKETS

WHAT TYPES OF COMPANIES DO YOU FIND ATTRACTIVE IN THIS ENVIRONMENT?

    With so many foreign currencies turning down, we're looking for companies with a healthy export business that sell goods to developed economies. These corporations tend to benefit if their local currency is devalued. For example, a Mexican company that is getting paid in U.S. dollars fares better than one paid in pesos if the value of the peso drops.

CAN YOU GIVE US A SPECIFIC EXAMPLE?

    Yes, Sedna Geotech. Sedna is listed on the Canadian stock exchange but its operations are primarily in Peru. The company rents drilling equipment for hard mineral mines, such as copper, iron ore and zinc. Revenues are in U.S. dollars because most of its products are exported to developed countries, but costs for the most part are denominated in local currencies. This mix is a growing benefit to the company and, especially in times of currency volitility, has defensive characteristics. Sedna led the list of the fund's top-performing stocks for the period.

WHAT ARE SOME OF THE OTHER OPPORTUNITIES YOU SEE OUT THERE?

    Two Brazilian companies, CEMIG and SABESP, illustrate some other types of ideas we like. They were also among the fund's better performers. CEMIG is an integrated electric utility that is being privatized. The Brazilian government used to own the company, but it has been selling shares to the public and has decided to cut back its ownership to 50%. CEMIG is streamlining operations and improving bottom line growth. Two U.S. energy companies recently bought a 33% stake and are leading the restructuring effort. CEMIG also benefits from the strong growth in industrial production in its franchise area. SABESP is a similar story. It is a water utility that is undergoing fundamental changes to improve profitability and cut losses. SABESP is making such basic improvements as fixing leaky pipes. Like CEMIG, government ownership is decreasing, which should increase the company's efficiency and help improve earnings growth.

WHAT STOCKS OR SECTORS HURT FUND PERFORMANCE?

    The financial services industry was weak. This sector suffered globally in the wake of the currency devaluation in Southeast Asia. Many emerging countries raised interest rates dramatically to protect their own currencies. Higher rates slow banks' earnings growth because loan volumes drop when the cost of borrowing goes up. Grupo Financiero Banorte in Mexico, Banco Bradesco in Brazil and Hansapank in Estonia were all hard hit. These are good companies with real potential, but they will find it difficult to grow their earnings under such adverse economic conditions.

GOING FORWARD, WHAT'S YOUR OUTLOOK FOR  EMERGING MARKETS?

    Like other mutual funds, emerging market funds should be viewed as long-term opportunities to build capital. Two months is not enough time to give a true indication of how any fund or any marketplace will perform. We believe this is absolutely a good time to gain exposure to emerging markets as the structural adjustments in their economies make companies more competitive and profitable. We also believe the trends of privatization and improving business fundamentals, combined with the increasing popularity of stock investments and Western-style capitalism, bode well for long-term price appreciation in many emerging market stocks.

[bar chart - data below]

EMERGING MARKET'S INVESTMENTS BY COUNTRY

                 11/30/97
Brazil            12%
Mexico            7%
Portugal          6%
Argentina         6%
Hong Kong         5%
Hungary           5%
South Africa      5%
Israel            4%
Other            50%*

*No other emerging market country represented more than 4% of investments as of 11/30/97.


ANNUAL REPORT                                      EMERGING MARKETS       25


                            SCHEDULE OF INVESTMENTS
                               EMERGING MARKETS

NOVEMBER 30, 1997
Shares                                                                               Value
----------------------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS

ARGENTINA--5.5%

                     4,000  Banco de Galicia y Buenos Aires
                             S.A. de C.V. ADR                                   $     93,375

                             (banking)

                    20,000  CEI Citicorp Holdings S.A.                                80,029

                             (banking)

                    40,000  Central Costanera S.A. Cl B                              104,038

                             (utilities)

                     5,300  S.A. Importadora y Exportadora
                             Patagonia Cl B                                           77,408

                             (retail - food and drug)

                     7,000  Telecom Argentina STET - France
                             Telecom S.A. Cl B ADR                                   214,813

                             (communications services)

                     5,500  YPF Sociedad Anonima ADR                                 184,594
                                                                         ------------------------
                             (energy - production and marketing)

                                                                                     754,257
                                                                         ------------------------

BOTSWANA--0.7%

                    95,000  Sechaba Breweries Ltd.(1)                                101,478
                                                                         ------------------------
                             (food and beverage)

BRAZIL--1.9%

                   620,000  Companhia de Saneamento Basico
                             do Estado de Sao Paulo                                  144,199

                             (utilities)

                   400,000  Light Participacoes S.A.                                 109,979
                                                                         ------------------------
                             (utilities)

                                                                                     254,178
                                                                         ------------------------

CANADA--3.2%

                    10,000  Bell Canada International Inc.(1)                        145,000

                             (communications services)

                    40,997  Sedna Geotech, Inc.(1)                                    79,181

                             (metals and mining)

                    58,594  Sedna Geotech, Inc. Special
                             Warrants(1)                                             113,167

                             (metals and mining)

                     9,000  YBM Magnex International Inc.(1)                          97,658
                                                                         ------------------------
                             (steel)

                                                                                     435,006
                                                                         ------------------------


Shares                                                                               Value
--------------------------------------------------------------------------------------------------

CHILE--2.3%

                     4,000  Compania Cervecerias
                             Unidas S.A. ADR                                    $    107,250

                             (food and beverage)

                     4,500  Embotelladora Andina S.A. ADR                            105,469

                             (food and beverage)

                     4,000  Vina Concha Y Toro S.A. ADR                              100,500
                                                                         ------------------------
                             (food and beverage)

                                                                                     313,219
                                                                         ------------------------

CZECH REPUBLIC--3.9%

                     4,700  Czeske energeticke zavody a.s.(1)                        138,644

                             (utilities)

                       900  Prazska Energetika a.s.(1)                                49,626

                             (utilities)

                     1,200  SPT Telecom a.s.(1)                                      126,349

                             (communications services)

                       968  Stredoceska Energetika a.s.(1)                            47,451

                             (utilities)

                    40,000  Unipetrol a.s.(1)                                        116,545

                             (energy - production and marketing)

                       905  Vychodoceska Energetika (VCE)(1)                          53,734
                                                                         ------------------------
                             (utilities)

                                                                                     532,349
                                                                         ------------------------

EGYPT--2.1%

                     1,725  A-Ahram Beverages Co. S.A.E.(1)                           98,351

                             (food and beverage)

                     1,700  Egyptian Financial & Industrial(1)                        96,986

                             (financial services)

                     5,000  HELWAN FOR CEMENT                                         97,412
                                                                         ------------------------
                             (building and home improvements)

                                                                                     292,749
                                                                         ------------------------

FINLAND--3.0%

                     2,612  Elcoteq Network Corp. Cl A(1)                             34,785

                             (electrical and electronic
                             components)

                     6,100  Nokian Renkaat Oyj                                       177,347

                             (rubber and plastics)

                     2,300  OY Hartwall AB                                           191,546
                                                                         ------------------------
                             (food and beverage)

                                                                                     403,678
                                                                         ------------------------

See Notes to Financial Statements


26      EMERGING MARKETS                       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                               EMERGING MARKETS

NOVEMBER 30, 1997

Shares                                                                               Value
--------------------------------------------------------------------------------------------------

GREECE--1.9%

                    10,000  Athens Medical Care S.A.                            $    129,948

                             (healthcare)

                     5,400  Hellenic Bottling Company SA                             127,265
                                                                         ------------------------
                             (food and beverage)

                                                                                     257,213
                                                                         ------------------------

HONG KONG--5.4%

                   200,000  Beijing Datang Power Generation
                             Company Ltd. (Acquired 11/4/97
                             through 11/20/97, Cost
                             $102,778)(1)(2)                                          92,493

                             (utilities)

                    34,000  Beijing Enterprises Holdings
                             Limited(1)                                               89,505

                             (diversified company)

                   130,000  Founder Hong Kong Limited                                100,902

                             (computer software and services)

                    30,000  Guangdong Kelon Elec Holding                              33,375

                             (consumer products)

                     4,400  HSBC Holdings plc                                        106,154

                             (banking)

                    50,000  Hong Kong and China Gas
                             Company Ltd.                                             89,906

                             (utilities)

                   110,000  Lippo China Resources Ltd.                                22,198

                             (real estate)

                     5,000  Peak International Ltd.(1)                               110,313

                             (packaging and containers)

                   100,000  Peregrine Investments Holdings
                             Limited                                                  98,314
                                                                         ------------------------
                             (financial services)

                                                                                     743,160
                                                                         ------------------------

HUNGARY--4.7%

                     5,900  Danubius Hotel and Spa Rt.(1)                            177,194

                             (leisure)

                     6,000  Magyar Tavkozlesi Rt. ADR(1)                             121,500

                             (communications services)

                     6,000  Mezogazdasagi Gepgyarto
                             Reszvenytarsasag(1)                                     135,260

                             (automobiles and auto parts)

                     2,400  Pannonplast Rt.                                           99,191

                             (chemicals and resins)

Shares                                                                               Value
--------------------------------------------------------------------------------------------------

                     1,200  Richter Gedeon Rt.                                   $   113,318
                                                                         ------------------------
                             (pharmaceuticals)

                                                                                     646,463
                                                                         ------------------------

INDONESIA--3.2%

                     5,000  Gulf Indonesia Resources Ltd.(1)                         112,813

                             (energy - production and
                             marketing)

                    29,800  PT Gudang Garam                                           63,317

                             (tobacco)

                   300,000  PT Indah Kiat Pulp & Paper
                             Corporation Tbk                                          69,911

                             (paper and forest products)

                    50,000  PT Indosat                                               113,434

                             (communications services)

                    80,000  PT Medco Energi Corporation                               82,248
                                                                         ------------------------
                             (energy - production and
                             marketing)

                                                                                     441,723
                                                                         ------------------------

ISRAEL--4.0%

                     2,000  ECI Telecommunications Limited                            54,625

                             (communications equipment)

                     4,000  Formula Systems (1985) Ltd.(1)                           132,222

                             (computer software and services)

                     2,500  MEMCO Software Ltd.(1)                                    57,188

                             (computer software and services)

                     3,500  Orckit Communications Ltd.(1)                             72,078

                             (communications equipment)

                    12,000  Oshap Technologies, Ltd.(1)                              104,625

                             (computer software and services)

                     4,000  Technomatix Technologies
                             Ltd. ADR(1)                                             130,250
                                                                         ------------------------
                             (computer software and services)

                                                                                     550,988
                                                                         ------------------------

JORDAN--0.8%

                    25,000  Jordan Cement Factory                                    109,270
                                                                         ------------------------
                             (building and home improvements)

LITHUANIA--0.5%

           1,100  Vilniaus Bankas AB GDR

                             (banking)                                                68,750
                                                                         ------------------------

See Notes to Financial Statements


ANNUAL REPORT                                      EMERGING MARKETS    27


                            SCHEDULE OF INVESTMENTS
                               EMERGING MARKETS

NOVEMBER 30, 1997

Shares                                                                               Value
--------------------------------------------------------------------------------------------------

MEXICO--6.9%
                    32,000  ARA, S.A. de C.V.(1)                                $    140,257

                             (construction and property
                             development)

                    30,000  Corporacion Interamericana de
                             Entretenimiento S.A.(1)                                 205,272

                             (leisure)

                    17,000  Desc S.A. de C.V. Cl B                                   160,406

                             (chemicals and resins)

                     4,600  Grupo Elektra, S.A. de C.V. GDR                          142,600

                             (retail - general merchandise)

                    30,000  Grupo Financiero Banorte
                             S.A. de C.V.                                             41,639

                             (financial services)

                     1,500  Panamerican Beverages Inc. Cl A                           51,375

                             (food and beverage)

                     4,000  Telefonos de Mexico, S.A. ADR                            198,000
                                                                         ------------------------
                             (communications services)

                                                                                     939,549
                                                                         ------------------------

PERU--1.0%

                    50,000  Cementos Norte Pacasmayo S.A.                             67,022

                             (construction and property
                             development)

                     3,200  Telefonica del Peru S.A. ADR                              67,200
                                                                         ------------------------
                             (communications services)

                                                                                     134,222
                                                                         ------------------------

PHILIPPINES--2.3%

                   320,000  International Container Terminal
                             Services, Inc.                                           52,189

                             (transportation)

                   100,000  Ionics Circuit Inc.                                       57,940

                             (electrical and electronic components)

                   150,500  Music Corporation                                         60,286

                             (computer peripherals)

                     6,000  Philippine Long Distance Telephone
                             Company ADR                                             148,500
                                                                         ------------------------
                             (communications services)

                                                                                     318,915
                                                                         ------------------------

POLAND--3.4%

                     8,000  Bank Ochrony Srodowiska S.A.                              89,254

                             (banking)

                     2,000  Materialy Izolacyjne IZOLACJA S.A.(1)                    124,027

                             (construction and property
                             development)

Shares                                                                               Value
--------------------------------------------------------------------------------------------------

                    38,000  Polifarb Cieszyn-Wroclaw S.A.                       $    156,024

                             (chemicals and resins)

                     4,300  Przedsiebiorstwo Farmaceutyczne
                             JELFA S.A.(1)                                            92,538
                                                                         ------------------------
                             (pharmaceuticals)

                                                                                     461,843
                                                                         ------------------------

PORTUGAL--5.6%

                     6,000  Banco Totta & Acores, SA Cl B                            113,207

                             (banking)

                     4,000  Cimpor-Cimentos de Portugal,
                             SGPS, SA                                                101,310

                             (building and home improvements)

                     7,000  EDP-Electricidade de
                             Portugal, S.A.(1)                                       126,520

                             (utilities)

                     5,000  Portugal Telecom S.A.                                    230,300

                             (communications services)

                     1,000  Portugal Telecom S.A. ADR                                 45,875

                             (communications services)

                     5,400  Somague-Sociedade Gestora de
                             Participacoes, SA                                        60,683

                             (construction and property
                             development)

                     1,000  Telecel-Comunicacaoes
                             Pessoais, SA(1)                                          91,565
                                                                         ------------------------
                             (communications services)

                                                                                     769,460
                                                                         ------------------------

RUSSIAN FEDERATION--3.6%

                       300  AO Tatneft ADR                                            37,950

                             (energy - services)

                     3,000  Irkutskenergo ADR                                         31,425

                             (utilities)

                     1,300  Lukoil Holding ADR                                        99,125

                             (energy - services)

                    10,000  SUN Brewing Ltd. GDR(1)                                  119,081

                             (food and beverage)

                     2,000  Unified Energy Systems GDR(1)                             45,750

                             (utilities)

                     5,000  Vimpel-Communications ADR(1)                             152,500
                                                                         ------------------------
                             (communications services)

                                                                                     485,831
                                                                         ------------------------

SINGAPORE--3.0%

                    14,000  Elec & Eltek International
                             Company Ltd.                                            102,900

                             (electrical and electronic components)

See Notes to Financial Statements


28      EMERGING MARKETS                       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                               EMERGING MARKETS

NOVEMBER 30, 1997
Shares                                                                               Value
--------------------------------------------------------------------------------------------------

                    90,000  Keppel Bank                                         $    147,907

                             (banking)

                    61,000  Natsteel Broadway Limited                                 89,365

                             (electrical and electronic components)

                    13,000  Rothmans Industries Limited                               68,496
                                                                         ------------------------
                             (tobacco)

                                                                                     408,668
                                                                         ------------------------

SOUTH AFRICA--4.7%

                    14,000  Dimension Data Holdings Ltd.                              60,513

                             (computer systems)

                    13,000  Ellerine Holdings Limited                                 90,439

                             (retail - general merchandise)

                    11,000  Fedsure Holdings Limited                                 127,241

                             (insurance)

                     2,500  Investec Holdings Limited                                 98,384

                             (financial services)

                     4,500  Liberty Life Association of Africa Ltd.                  113,924

                             (insurance)

                     3,500  Nedcor Limited                                            79,243

                             (banking)

                     7,000  Sasol Ltd.                                                70,526
                                                                         ------------------------
                             (basic materials)

                                                                                     640,270
                                                                         ------------------------

TAIWAN--1.5%

                    12,000  Standard Foods Taiwan
                             Limited GDR(1)                                          118,800

                             (food and beverage)

                     4,500  Synnex Technology International
                             Corp. GDR(1)                                             90,788
                                                                         ------------------------
                             (computer systems)

                                                                                     209,588
                                                                         ------------------------

THAILAND--1.2%

                    14,000  BEC World Public Co., Ltd.                                68,368

                             (broadcasting and media)

                     9,000  PTT Exploration and Production
                             Public Company Ltd.                                      98,503
                                                                         ------------------------
                             (energy - production and marketing)

                                                                                     166,871
                                                                         ------------------------

TURKEY--1.7%

                 1,421,000  Eczacibasi Ilac Sanayi ve Ticaret AS                      66,078

                             (pharmaceuticals)

                   100,000  Ford Otomotive Sanayi A.S.                                77,927

                             (automobiles and auto parts)


Shares/Principal Amount                                                              Value
-------------------------------------------------------------------------------------------------

                 1,300,000  Trakya Cam Sanayii A.S.                           $       89,680
                                                                         ------------------------
                             (automobiles and auto parts)

                                                                                     233,685
                                                                         ------------------------

VENEZUELA--1.2%

                     4,000  Compania Anonima Nacional
                             Telefonos de Venezuela ADR                              158,000
                                                                         ------------------------
                             (communications services)

TOTAL COMMON STOCKS
& WARRANTS--79.2%                                                                 10,831,383
                                                                         ------------------------
   (Cost $11,656,031)


 PREFERRED STOCKS--9.8%

BRAZIL

                   325,000  Centrais Eletricas Brasileiras
                             S/A Cl B(1)                                             159,087

                             (utilities)

                 3,000,000  Cia Energetica de Minas Gerais                           144,686

                             (utilities)

                 1,759,949  Companhia de Gas de Sao Paulo(1)                         126,923

                             (utilities)

                     2,400  Companhia Vale do Rio Doce                                42,989

                             (metals and mining)

                   700,000  Eletropaulo-Eletricidade de
                             Sao Paulo SA                                            126,837

                             (utilities)

                 8,500,000  Ericsson Telecomunicacoes S.A.                           295,006

                             (communications equipment)

                   650,000  Petroleo Brasileiro S/A                                  141,215

                             (energy - production and marketing)

                 4,000,000  SA Mineracao da Trinidade-Samitri                        104,570

                             (metals and mining)

                     1,900  Telecomunicacoes Brasileiras
                             S.A. ADR                                                198,313
                                                                         ------------------------
                             (communications services)

                                                                                   1,339,626
                                                                         ------------------------

   (Cost $1,514,296)


 TEMPORARY CASH INVESTMENTS--11.0%

       $1,500,000 par value FHLMC Discount
              Notes, 5.63%, 12/1/97(3)                                             1,500,000
                                                                         ------------------------

   (Cost $1,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                                              $13,671,009
                                                                         ========================
   (Cost $14,670,327)

See Notes to Financial Statements


ANNUAL REPORT                                      EMERGING MARKETS       29


                            SCHEDULE OF INVESTMENTS
                               EMERGING MARKETS

NOTES TO SCHEDULES OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1997, was $92,493, which represented 0.8% of net assets.

(3) Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements


30      EMERGING MARKETS                       AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997
                                        INTERNATIONAL     INTERNATIONAL       EMERGING
                                           GROWTH           DISCOVERY          MARKETS
ASSETS
Investment securities, at value
(identified cost of $1,566,526,070,
$532,422,755, and $14,670,327,
respectively) (Note 3) .............   $1,734,472,716   $  627,283,234   $   13,671,009

Foreign currency holdings,
at value (identified cost
of $4,206,899, $212,087,
and $36,511, respectively) .........        4,206,898          210,102           36,521

Cash ...............................          122,945             --               --

Receivable for forward foreign
currency exchange contracts ........          895,763          290,177             --

Receivable for investments sold ....       67,018,343       14,170,481          191,729

Receivable for capital
shares sold ........................        8,022,185             --               --

Dividends and interest
receivable .........................        2,962,349          495,977            2,411
                                       --------------   --------------   --------------
                                        1,817,701,199      642,449,971       13,901,670
                                       --------------   --------------   --------------
LIABILITIES

Disbursements in excess
of demand deposit cash .............        1,382,300          356,000        1,357,550

Payable for forward foreign
currency exchange contracts ........          394,905           42,135             --

Payable for investments purchased ..       56,566,641       14,741,600          689,952

Payable for capital
shares redeemed ....................          795,947          106,948            1,767

Accrued management
fees (Note 2) ......................        1,980,322          875,982           18,648

Distribution fees payable
(Note 2) ...........................            1,867             --               --

Service fees payable
(Note 2) ...........................            1,867             --               --

Other liabilities ..................            3,001              706            4,238
                                       --------------   --------------   --------------
                                           61,126,850       16,123,371        2,072,155
                                       --------------   --------------   --------------
NET ASSETS .........................   $1,756,574,349   $  626,326,600   $   11,829,515
                                       ==============   ==============   ==============
NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus) ...................   $1,359,864,403   $  501,329,189   $   13,575,775

Undistributed net
investment income ..................        5,233,208        1,404,025             --

Accumulated undistributed
 net realized gain (loss)
 from investment and
 foreign currency transactions .....      222,860,335       28,490,013         (747,570)

Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities in foreign
 currencies (Note 3) ...............      168,616,403       95,103,373         (998,690)
                                       --------------   --------------   --------------
                                       $1,756,574,349   $  626,326,600   $   11,829,515
                                       ==============   ==============   ==============
Investor Class, $0.01 Par Value

Net assets .........................   $1,728,617,366   $  626,326,600   $   11,829,515

Shares outstanding .................      187,505,084       73,346,501        2,851,142

Net asset value per share ..........   $         9.22   $         8.54   $         4.15

Advisor Class, $0.01 Par Value

Net assets .........................   $    9,110,781              N/A              N/A

Shares outstanding .................          990,581              N/A              N/A

Net asset value per share ..........   $         9.20              N/A              N/A

Institutional Class, $0.01 Par Value

Net assets .........................   $   18,846,202              N/A              N/A

Shares outstanding .................        2,043,653              N/A              N/A

Net asset value per share ..........   $         9.22              N/A              N/A

See Notes to Financial Statements


ANNUAL REPORT                  STATEMENTS OF ASSETS AND LIABILITIES       31

                            STATEMENTS OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997
                                        INTERNATIONAL    INTERNATIONAL       EMERGING
                                           GROWTH          DISCOVERY         MARKETS(1)
INVESTMENT INCOME (LOSS)
Income:

Dividends (net of foreign
 taxes withheld
 of $2,988,149, $814,896,
 and $1,089, respectively) ..........   $  20,225,691    $   6,831,213    $       9,188

Interest ............................       2,978,771          716,059           11,580
                                        -------------    -------------    -------------
                                           23,204,462        7,547,272           20,768
                                        -------------    -------------    -------------
Expenses (Note 2):

Management fees .....................      25,562,932       10,542,265           33,056

Distribution fees - Advisor Class ...          16,188             --               --

Shareholder services
fees - Advisor Class ................          16,188             --               --

Directors' fees and expenses ........          14,064            4,777                9
                                        -------------    -------------    -------------
                                           25,609,372       10,547,042           33,065

Fees waived by manager ..............      (2,872,954)        (939,629)            --
                                        -------------    -------------    -------------
 Net expenses .......................      22,736,418        9,607,413           33,065
                                        -------------    -------------    -------------
Net investment
income (loss) .......................         468,044       (2,060,141)         (12,297)
                                        -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND

FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:
Investments .........................     273,860,695       53,072,728         (707,173)

Foreign currency transactions .......     (44,850,435)     (20,522,211)         (51,024)
                                        -------------    -------------    -------------
                                          229,010,260       32,550,517         (758,197)
                                        -------------    -------------    -------------
Change in net unrealized appreciation
(depreciation) on:

Investments .........................      33,401,152       54,021,874         (819,363)

Translation of assets and
liabilities in foreign currencies ...     (14,880,280)      (6,663,255)        (179,327)
                                        -------------    -------------    -------------
                                           18,520,872       47,358,619         (998,690)
                                        -------------    -------------    -------------
Net realized and unrealized
gain (loss) on
investments and
foreign currency ....................     247,531,132       79,909,136       (1,756,887)
                                        -------------    -------------    -------------
Net Increase (Decrease)
in Net Assets
Resulting from Operations ...........   $ 247,999,176    $  77,848,995    $  (1,769,184)
                                        =============    =============    =============

----------
(1) September 30, 1997 (inception) through November 30, 1997.

See Notes to Financial Statements


32     STATEMENTS OF OPERATIONS                AMERICAN CENTURY INVESTMENTS


                       STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED NOVEMBER 30, 1997
AND NOVEMBER 30, 1996
                                               INTERNATIONAL                         INTERNATIONAL                        EMERGING
                                                  GROWTH                               DISCOVERY                          MARKETS
Increase in Net Assets                      1997            1996                 1997             1996                    1997(1)

OPERATIONS
Net investment
income (loss) .....................   $       468,044    $      (939,679)   $    (2,060,141)   $      (728,664)   $       (12,297)

Net realized gain (loss)
 on investments and
 foreign currency transactions ....       229,010,260        149,229,474         32,550,517         24,627,872           (758,197)

Change in net unrealized
 appreciation (depreciation) on
 investments and translation
 of assets and liabilites
 in foreign currencies ............        18,520,872         44,073,881         47,358,619         36,489,864           (998,690)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Net increase (decrease)
 in net assets
 resulting from operations ........       247,999,176        192,363,676         77,848,995         60,389,072         (1,769,184)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class ...................            (5,636)        (1,160,402)          (862,734)          (304,720)              --

In excess of net investment income:

Investor Class ....................              --                 --                 --             (344,800)              --

From net realized gains on
investment transactions:

 Investor Class ...................      (140,384,782)              --          (16,063,439)              --                 --

 Advisor Class ....................          (405,850)              --                 --                 --                 --
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Decrease in net
assets from distributions .........      (140,796,268)        (1,160,402)       (16,926,173)          (649,520)              --
                                      ---------------    ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
(NOTE 4)

Net increase (decrease)
in net assets from
capital share transactions ........       302,960,946        (55,234,332)       188,275,387        202,809,697         13,598,699
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Net increase in net assets ........       410,163,854        135,968,942        249,198,209        262,549,249         11,829,515

NET ASSETS

Beginning of period ...............     1,346,410,495      1,210,441,553        377,128,391        114,579,142               --
                                      ---------------    ---------------    ---------------    ---------------    ---------------
End of period .....................   $ 1,756,574,349    $ 1,346,410,495    $   626,326,600    $   377,128,391    $    11,829,515
                                      ===============    ===============    ===============    ===============    ===============
Undistributed net
investment income .................   $     5,233,208    $       273,167    $     1,404,025    $       739,552               --
                                      ===============    ===============    ===============    ===============    ===============

(1) September 30, 1997 (inception) through November 30, 1997.

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       33


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century World Mutual Funds, Inc. (the Corporation) (formerly Twentieth Century World Investors, Inc.) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Three series of funds are currently issued as American Century Twentieth Century International Growth Fund (Growth), American Century Twentieth Century International Discovery Fund (Discovery), and American Century - Twentieth Century Emerging Markets Fund (Emerging Markets) (the Funds). The Funds' investment objective is to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets. Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Each Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and Institutional Class for Discovery and Emerging Markets had not commenced as of November 30, 1997. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of investment securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of investment securities and other assets and liabilities resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repur-

34        NOTES TO FINANCIAL STATEMENTS      AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

chase agreement is greater than amounts owed to the Funds under each repurchase agreement.

    INCOME TAX STATUS--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

    On December 19, 1997, Growth and Discovery declared and paid a distribution to shareholders of record on that date. The distributions from net investment income in Growth were $0.0282, $0.0052, and $0.0298 for the Investor, Advisor, and Institutional Classes, respectively. The distribution from net realized gain on investments was $1.2789 for all classes of Growth. The distribution from Discovery consisted of $0.0206 from net investment income and $0.4652 from net realized gain on investments.

    At November 30, 1997, Emerging Markets had accumulated net realized capital loss carryovers for federal income tax purposes of approximately $600,000 (expiring 2005) which may be used to offset future taxable gains.

    USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into Management Agreements with ACIM that provide each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month.

     Effective August 1, 1996 through July 31, 1997, ACIM voluntarily waived a portion of its annual management fee for Growth and Discovery. A new management agreement was approved on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Funds and ACIM. For the year ended November 30, 1997, the management fees voluntarily absorbed by ACIM for Growth and Discovery were $2,872,954 and $939,629, respectively.

   The new annual management fee for each class of Growth is as follows:

                            Investor        Advisor       Institutional
                              Class          Class            Class
AVERAGE NET ASSETS
First $1 billion ...........  1.50%          1.25%            1.30%
Of the next $1 billion .....  1.20%          0.95%            1.00%
Over $2 billion ............  1.10%          0.85%            0.90%


   The new annual management fee for the Investor Class of Discovery is as follows:
                                                              Investor Class
AVERAGE NET ASSETS
First $500 million ..............................................  1.75%
Of the next $500 million ........................................  1.40%
Over $1 billion .................................................  1.20%


ANNUAL REPORT                       NOTES TO FINANCIAL STATEMENTS       35


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

   The annual management fee for the Investor Class of Emerging Markets is as follows:
                                                                 Investor Class
AVERAGE NET ASSETS
First $500 million ..................................................   2.00%
Of the next $500 million ............................................   1.50%
Over $1 billion .....................................................   1.25%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the year ended November 30, 1997, were $32,376 for Growth.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions (excluding short-term investments) for the period ended November 30, 1997 were as follows:

                                                                   Emerging
                                Growth            Discovery         Markets
Purchases .................  $2,761,315,621      $944,533,630      $16,620,026
Proceeds from Sales .......  $2,552,357,908      $794,439,661       $2,698,976


   On November 30, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                  Emerging
                               Growth           Discovery          Markets
Appreciation .............  $213,901,789      $113,757,115          $180,288
Depreciation .............   (63,756,522)      (24,090,347)       (1,335,827)
                           -------------      -------------     -------------
Net ......................  $150,145,267       $89,666,768       $(1,155,539)
                           ==============     =============     =============
Federal Tax Cost ......... 1,584,327,449      $537,616,466       $14,826,548
                           ==============     =============     =============


36       NOTES TO FINANCIAL STATEMENTS             AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

4. CAPITAL SHARE TRANSACTIONS

    There are 400,000,000,  100,000,000,  and 50,000,000  shares of the Investor
Class authorized for issuance for Growth, Discovery, and Emerging Markets, respectively. There are 170,000,000 and 60,000,000 shares of the Advisor Class and Institutional Class, respectively, authorized for issuance for Growth. Transactions in shares of the Funds were as follows:

                                         GROWTH                          DISCOVERY               EMERGING MARKETS(1)
                                  Shares           Amount         Shares           Amount       Shares         Amount
INVESTOR CLASS

Year ended November 30, 1997:

Sold ........................   139,809,145   $ 1,274,757,814    39,820,482   $ 327,139,130    3,580,134   $ 16,726,066

Issued in reinvestment
of distributions ............    17,809,533       137,887,292     2,369,407      16,757,464         --             --

Redeemed ....................  (123,985,637)   (1,133,838,821)  (18,446,269)   (155,621,207)    (728,992)    (3,127,367)
                               ------------   ---------------   -----------   -------------   ----------   ------------
Net increase ................    33,633,041   $   278,806,285    23,743,620   $ 188,275,387    2,851,142   $ 13,598,699
                               ============   ===============   ===========   =============   ==========   ============
Year ended November 30, 1996:

Sold ........................    49,156,430   $   396,490,732    34,313,861   $ 235,537,402

Issued in reinvestment
of distributions ............       149,517         1,139,329       109,339         639,633

Redeemed ....................   (56,541,549)     (456,529,640)   (4,907,884)    (33,367,338)
                                -----------     -------------    ----------    ------------
Net increase (decrease) .....    (7,235,602)  $   (58,899,579)   29,515,316   $ 202,809,697
                                ===========     =============    ==========    ============
ADVISOR CLASS

Year ended November 30, 1997:

Sold ........................     1,008,880   $     9,379,963

Issued in reinvestment
of distributions ............        52,435           405,850

Redeemed ....................      (506,709)       (4,696,551)
                                 ----------      ------------
Net increase ................       554,606   $     5,089,262
                                 ==========      ============
October 2, 1996(2)
 through November 30, 1996

Sold ........................       441,628   $     3,713,387

Redeemed ....................        (5,653)          (48,140)
                                 ----------      ------------
Net increase ................       435,975   $     3,665,247
                                 ==========      ============
INSTITUTIONAL CLASS

November 20, 1997(3)
through November 30, 1997

Sold ........................     2,043,653   $    19,065,399
                                 ==========      ============

----------
(1) September 30, 1997 (inception) through November 30, 1997.

(2) Sale of the Advisor Class in Growth commenced on October 2, 1996.

(3) Sale of the Institutional Class in Growth commenced on November 20, 1997.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       37


                              FINANCIAL HIGHLIGHTS
                              INTERNATIONAL GROWTH

                                                                    For a Share Outstanding Throughout the Years Ended November 30

                                                                                      Investor Class

                                                  1997                  1996                  1995             1994           1993
PER-SHARE DATA
Net Asset Value,
Beginning of Year ...................  $          8.73       $          7.51       $          7.47    $        7.34    $      5.79
                                       ---------------       ---------------       ---------------    -------------    -----------
Income From
Investment Operations

  Net Investment Income (Loss) ......             --                   (0.01)(1)              0.01            (0.04)         (0.04)

  Net Realized and Unrealized
  Gain on Investment Transactions ...             1.41                  1.24                  0.40             0.57           1.78
                                       ---------------       ---------------       ---------------    -------------    -----------
  Total From Investment Operations ..             1.41                  1.23                  0.41             0.53           1.74
                                       ---------------       ---------------       ---------------    -------------    -----------
Distributions

  From Net Investment Income ........             --                   (0.01)                 --               --            (0.04)
  In Excess of Net
  Investment Income .................             --                    --                    --               --            (0.15)

  From Net Realized Gains
  on Investment Transactions ........            (0.92)                 --                   (0.37)           (0.40)          --
                                       ---------------       ---------------       ---------------    -------------    -----------
  Total Distributions ...............            (0.92)                (0.01)                (0.37)           (0.40)         (0.19)
                                       ---------------       ---------------       ---------------    -------------    -----------
Net Asset Value, End of Year ........  $          9.22       $          8.73       $          7.51    $        7.47    $      7.34
                                       ===============       ===============       ===============    =============    ===========
  Total Return(2) ...................            18.12%                16.35%                 5.93%            7.28%         31.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............             1.38%(3)              1.65%(3)              1.77%            1.84%          1.90%

Ratio of Net Investment Income
(Loss) to Average Net Assets ........             0.04%                (0.07)%                0.25%           (0.53)%        (0.34)%

Portfolio Turnover Rate .............              163%                  158%                  169%             242%           255%

Average Commission Paid per
Share of Equity Security Traded .....  $        0.0069       $        0.0195       $        0.0020            --(4)          --(4)

Net Assets, End of
Year (in thousands) .................  $     1,728,617       $     1,342,608       $     1,210,442    $   1,316,642    $   759,238

----------
(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) American Century Investment Manangement, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 31, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% and 1.76% for the years ended November 30, 1997 and November 30, 1996, respectively.

(4) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended November 30, 1995.

See Notes to Financial Statements


38      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                              FINANCIAL HIGHLIGHTS
                              INTERNATIONAL GROWTH

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                   Advisor Class
                                                1997         1996(1)
PER-SHARE DATA
Net Asset Value,
Beginning of Period .....................     $      8.72       $      8.41
                                              -----------       -----------
Income From
Investment Operations

  Net Investment Loss ...................           (0.03)            (0.01)(2)

  Net Realized and
  Unrealized Gain on
  Investment Transactions ...............            1.43              0.32
                                              -----------       -----------
  Total From Investment

  Operations ............................            1.40              0.31
                                              -----------       -----------
Distributions

  From Net Realized Gains
  on Investment Transactions ............           (0.92)             --
                                              -----------       -----------
Net Asset Value,
End of Period ...........................     $      9.20       $      8.72
                                              ===========       ===========
  Total Return(3) .......................           17.97%             3.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................            1.63%             1.67%(4)

Ratio of Net Investment
Loss to Average Net Assets ..............           (0.21)%          (0.76)%(4)

Portfolio Turnover Rate .................             163%              158%

Average Commission Paid per
Share of Equity Security Traded .........     $    0.0069       $    0.0195

Net Assets, End of
Period (in thousands) ...................     $     9,111       $     3,803

----------
(1) October 2, 1996 (commencement of sale) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       39


                             FINANCIAL HIGHLIGHTS
                             INTERNATIONAL GROWTH

          For a Share Outstanding Throughout the Period Ended November 30, 1997

                                                          Institutional Class

                                                                    1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........................  $       9.26
                                                               ------------
Loss From Investment Operations

 Net Realized and Unrealized Loss on Investment Transactions          (0.04)
                                                               ------------
Net Asset Value, End of Period ..............................  $       9.22
                                                               ============
 Total Return(2) ............................................         (0.43)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........          1.18%(3)

Ratio of Net Investment Loss to Average Net Assets ..........        (0.53)%(3)

Portfolio Turnover Rate .....................................           163%

Average Commission Paid per Share
of Equity Security Traded ...................................  $     0.0069

Net Assets, End of Period (in thousands) ....................  $     18,846

----------
(1) November 20, 1997 (commencement of sale) through November 30, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


40      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                            INTERNATIONAL DISCOVERY

or a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                           Investor Class

                                                  1997          1996            1995          1994(1)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ...........................   $7.60        $5.70           $5.39           $5.00
                                                --------     ---------       ---------      ----------
Income From Investment Operations

  Net Investment Income (Loss) ................  (0.03)       (0.02)(2)         0.03          (0.02)

  Net Realized and Unrealized
  Gain on Investment Transactions .............   1.31          1.95            0.28           0.41
                                                --------     ---------       ---------      ----------
  Total From Investment Operations ............   1.28          1.93            0.31           0.39
                                                --------     ---------       ---------      ----------
Distributions

  From Net Investment Income. .................  (0.02)        (0.01)             -              -

  In Excess of Net
  Investment Income ...........................     -          (0.02)             -               -

  From Net Realized Gains
  In Investment Transactions ..................  (0.32)           -               -               -
                                                --------     ---------       ---------      ----------
  Total Distributions .........................  (0.34)        (0.03)             -               -
                                                --------     ---------       ---------      ----------
Net Asset Value, End of Period ................  $8.54         $7.60           $5.70          $5.39
                                                ========     =========       ==========     ==========
  Total Return(3) .............................  17.76%        34.06%           5.75%          7.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................... 1.70%(4)      1.88%(4)          2.00%        2.00%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets ..................  (0.37)%       (0.31)%          0.27%       (0.48)%(5)

Portfolio Turnover Rate .......................    146%         130%            168%            56%

Average Commission Paid per
Share of Equity Security Traded ...............  $0.0054       $.0054          $.0040          --(6)

Net Assets, End of Period (in thousands) ...... $626,327      $377,128        $114,579       $111,202

----------
(1) April 1, 1994 (inception) through November 30, 1994.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) American Century Investment Manangement, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 31, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% and 1.99% for the years ended November 30, 1997 and November 30, 1996, respectively.

(5) Annualized.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended November 30, 1995.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       41


                             FINANCIAL HIGHLIGHTS
                               EMERGING MARKETS

          For a Share Outstanding Throughout the Period Ended November 30, 1997

                                                                  Investor Class

                                                                      1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............................     $5.00
                                                                     ---------
Loss From Investment Operations

  Net Investment Loss(2) .........................................    (0.01)

  Net Realized and Unrealized

  Loss on Investment Transactions ................................    (0.84)
                                                                     ---------
Total From Investment Operations .................................    (0.85)
 .                                                                    ---------
Net Asset Value End of Period ....................................     $4.15
                                                                     =========
  Total Return(3) ................................................   (17.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............................................   2.00%(4)

Ratio of Net Investment Loss
to Average Net Assets ............................................  (0.74)%(4)

Portfolio Turnover Rate ..........................................      36%

Average Commission Paid per
Share of Equity Security Traded ..................................    $0.0012

Net Assets, End of Period
(in thousands). ..................................................    $11,830

----------
(1) September 30, 1997 (inception) through November 30, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


42     FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century - Twentieth Century International Growth Fund, American Century - Twentieth Century International Discovery Fund and American Century - Twentieth Century Emerging Markets Fund (the "Funds"), comprising American Century World Mutual Funds, Inc. (formerly Twentieth Century World Investors, Inc.), as of November 30, 1997, and the related statements of operations and changes in net assets for the year then ended (September 30, 1997, inception, through November 30, 1997 for American Century - Twentieth Century Emerging Markets Fund), and the financial highlights for the year then ended (September 30, 1997, inception, through November 30, 1997 for American Century - Twentieth Century Emerging Markets Fund). These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of American Century Twentieth Century International Growth Fund and American Century - Twentieth Century International Discovery Fund for each of the periods in the four-year period ended November 30, 1996 were audited by other auditors whose report, dated January 3, 1997, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian, brokers and, when replies were not received, other alternate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Twentieth Century International Growth Fund, American Century - Twentieth Century International Discovery Fund and American Century - Twentieth Century Emerging Markets Fund as of November 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
January 13, 1998


ANNUAL REPORT                           INDEPENDENT AUDITORS' REPORT      43


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

                                     GROWTH                  DISCOVERY

James E. Stowers, Jr.

                      For:         102,975,482                48,046,640

                      Withheld:      1,719,684                   813,599



James E. Stowers III

                      For:         102,969,843                48,021,509

                      Withheld:      1,725,323                   838,730


Thomas A. Brown

                      For:         103,022,896                48,085,302

                      Withheld:      1,672,270                   774,937


Robert W. Doering, M.D.

                       For:        102,899,552                48,026,577

                      Withheld:      1,795,614                   833,662


D.D. (Del) Hock

                      For:         102,991,231                48,059,508

                      Withheld:      1,703,935                   800,731


Linsley L. Lundgaard

                      For:         102,882,241                47,990,246

                      Withheld:      1,812,925                   869,993


Donald H. Pratt

                      For:         103,015,556                48,080,423

                      Withheld:      1,679,610                   779,816


Lloyd T. Silver, Jr.

                      For:         102,968,436                48,059,057

                      Withheld:      1,726,730                   801,182


M. Jeannine Strandjord

                      For:         102,974,461                48,073,878

                      Withheld:      1,720,705                   786,361


PROPOSAL 2:

    To vote on approval of a Management Agreement with American Century Investment Management, Inc.

                          GROWTH               DISCOVERY
                INVESTOR          ADVISOR       INVESTOR

For:          98,930,078          586,501     47,314,963

Against:       2,109,181                0      1,067,714

Abstain:         786,726                0        165,074

Broker
Non-Vote:      2,282,680                -        312,488


PROPOSAL 3:

    To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.


                 GROWTH       DISCOVERY

For:         102,420,407    47,915,390

Against:       1,604,933       821,140

Abstain:         669,826       123,709


44     PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

PROPOSAL 4:

    To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

                              GROWTH      DISCOVERY

       For:              92,241,464      46,407,153

       Against:           9,080,236       1,852,106

       Abstain:           1,090,786         288,492

       Broker Non-Vote:   2,282,680         312,488

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                            GROWTH         DISCOVERY

       For:                 94,145,350    46,374,796

       Against:              7,165,336     1,886,348

       Abstain:              1,101,800       286,607

       Broker Non-Vote:      2,282,680       312,488

* Amend the fundamental investment limitation concerning borrowing.

                         GROWTH           DISCOVERY

    For:                91,596,563       46,232,886

    Against:             9,738,901        2,028,258

    Abstain:             1,077,022          286,607

    Broker Non-Vote:     2,282,680          312,488

* Amend the fundamental investment limitation concerning lending.

                          GROWTH          DISCOVERY

       For:               91,724,614     46,312,563

       Against:            9,605,504      1,946,696

       Abstain:            1,082,368        288,492

       Broker Non-Vote:    2,282,680        312,488

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                         GROWTH         DISCOVERY

       For:              92,101,709    46,371,034

       Against:           9,255,222     1,890,110

       Abstain:           1,055,555       286,607

       Broker Non-Vote:   2,282,680       312,488


* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                               GROWTH          DISCOVERY

    For:                      93,907,349       46,345,470

    Against:                   7,413,483        1,915,674

    Abstain:                   1,091,654          286,607

    Broker Non-Vote:           2,282,680          312,488



* Eliminate the fundamental limitation concerning investment in other investment companies.

                                    GROWTH             DISCOVERY

       For:                       94,305,273           46,410,240

       Against:                    7,035,543            1,844,788

       Abstain:                    1,071,670              292,723

       Broker Non-Vote:            2,282,680              312,488

* Amend the fundamental investment limitation concerning investments in real estate.

                            GROWTH                 DISCOVERY

    For:                   94,417,726                 46,410,824

    Against:                6,953,395                  1,850,320

    Abstain:                1,041,365                    286,607

    Broker Non-Vote:        2,282,680                    312,488


ANNUAL REPORT                                   PROXY VOTING RESULTS      45


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning underwriting.


                                       GROWTH                 DISCOVERY

    For:                              94,233,971                 46,442,819

    Against:                           7,040,110                  1,818,425

    Abstain:                           1,138,405                    286,507

    Broker Non-Vote:                   2,282,680                    312,488


* Amend the fundamental investment limitation concerning commodities.


                                       GROWTH                 DISCOVERY

    For:                              93,649,852                 46,272,141

    Against:                           7,653,642                  1,989,003

    Abstain:                           1,108,992                    286,607

    Broker Non-Vote:                   2,282,680                    312,488


* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

                                       GROWTH                 DISCOVERY

    For:                              94,207,994                 46,445,140

    Against:                           7,103,772                  1,816,004

    Abstain:                           1,100,720                    286,607

    Broker Non-Vote:                   2,282,680                    312,488


* Eliminate the fundamental limitation concerning short sales.

                                  GROWTH                   DISCOVERY

       For:                       93,766,081             46,249,850

       Against:                    7,551,349              2,011,294

       Abstain:                    1,095,056                286,607

       Broker Non-Vote:            2,282,680                312,488


* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                                       GROWTH          DISCOVERY

       For:                          93,651,220         46,255,019

       Against:                       7,644,015          2,006,125

       Abstain:                       1,117,251            286,607

       Broker Non-Vote:               2,282,680            312,488


46     PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                       SHARE CLASS AND RETIREMENT ACCOUNT
                                   INFORMATION

SHARE CLASSES

    Until September 3, 1996, International Growth and International Discovery issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

    Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide), or by very large institutional investors, who expect lower costs because of their size. In September 1996, American Century began to offer three classes of shares for International Growth and International Discovery. American Century also offers three classes of shares for Emerging Markets. One class is for investors who still buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

    The original class of shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996 have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    There is also an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the comparatively lower transaction costs on large accounts, the total expense ratio of the Institutional Class shares is 0.20% less than the Investor Class shares.

    The Advisor and Institutional Classes of shares for International Discovery and Emerging Markets had not commenced as of November 30, 1997.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT        SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION      47


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

    In addition to these principles, each fund has its own investment policies:

    INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies that exhibit accelerating growth. These companies will be located primarily in developed countries. The fund will typically have significant share price fluctuations.

    INTERNATIONAL DISCOVERY invests primarily in the equity securities of smaller foreign companies that exhibit accelerating growth. Up to one-half of these companies can be based in emerging market countries, with the rest of the portfolio invested in smaller companies in developed economies. The fund may experience greater share price fluctuation and short-term risk than International Growth.

    EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries that are considered by the investment manager to have prospects for appreciation. The companies may be located or principally traded in emerging market countries, and also may derive a significant portion of their business from emerging market countries.

    International   investing  involves  special  risks,   including   political
instability and economic risk. Investing in emerging markets may accentuate these risks.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

    For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

    Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE), which is a widely followed group of stocks from 20 countries. Within this Index are two narrower indices, MSCI EUROPE which measures stock performance in 14 European countries, and MSCI JAPAN which is restricted to Japanese stocks.

    The MORGAN STANLEY EMERGING MARKETS FREE INDEX represents the performance of stocks in 26 emerging market countries in Europe, Latin America and the Pacific Basin.


48      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Financial Highlights on pages 38 through 42.

PORTFOLIO STATISTICS

   EXPENSE RATIO - the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

   PORTFOLIO TURNOVER - the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.


ANNUAL REPORT                                           GLOSSARY       49



[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c)1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


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